                                                                      EXHIBIT 99

                                AGREEMENT OF SALE

      THIS AGREEMENT OF SALE (the "AGREEMENT") is dated as of the "Effective Date" (defined below) between GIBRALTAR 1031 RESTAURANTS, LLC, a Delaware limited liability company, of P.O. Box 235169, Encinitas, California 92023 ("PURCHASER"), and CAPTEC FRANCHISE CAPITAL PARTNERS L.P. IV, a Delaware limited partnership, of 24 Frank Lloyd Wright Drive, Lobby L, Fourth Floor, Ann Arbor, Michigan 48106 ("SELLER").

                                    RECITALS

      Seller is the owner of certain real property and improvements thereon located at the address set forth in the Fundamental Sale Provisions below.

      Purchaser desires to purchase, and Seller is willing to sell said property upon the terms and conditions set out hereinafter.

      NOW, THEREFORE, in consideration of the terms, covenants and conditions set forth in this Agreement, Seller and Purchaser hereby agree as follows:

      1. FUNDAMENTAL SALE PROVISIONS. Unless otherwise defined herein, capitalized terms used in this Agreement shall have the meanings listed in the following Fundamental Sale Provisions.

LAND: Collectively, those twelve (12) parcels of real property commonly known under the addresses set forth in attached and incorporated Exhibit "A" and legally described in attached and incorporated Exhibits "B-1 through B-12".

LEASE: Collectively, those ten (10) Leases described in attached and incorporated Exhibit "C" (collectively, the "LEASES" and individually, a "LEASE"), between Seller, as landlord, and each "Tenant" (as defined in Exhibit "C"), as guaranteed by a guarantor pursuant to a "Guaranty" (as defined in Exhibit "C").

RENT ROLL:        The rent roll set forth on attached and incorporated Exhibit
                  "C-1" setting forth the salient terms of the Leases.

DEPOSIT:          An aggregate of $200,000.00, payable as set forth in Section
                  3 below.

SUBJECT STATE:    The state in which each "Property" (defined below) is
                  located, as the context may provide.

PURCHASE PRICE:   $20,975,000.00, payable as set forth in Section 3 below. The allocation of the Purchase Price among the "Properties"
                  (defined below) is set forth in Exhibit "A".

TITLE COMPANY:    LandAmerica Commercial Services - New York City Office
                  655 Third Avenue
                  New York, New York  10017
                  Attention: Craig S. Feder, Vice President
                  Phone: (212) 949-0100
                  Fax: (212) 949-2438
                  Email: cfeder@landam.com

                  Liane Carpenter, CS Title Officer
                  Phone: (212) 973-4802
                  Fax: (212) 949-2438
                  Email: lianecarpenter@landam.com

INSPECTION
PERIOD:           Sixty (60) days after the Effective Date.

CLOSING: The sixtieth (60th) day (if not a business day, then the immediately succeeding business day) following the expiration or Purchaser's earlier waiver of the Inspection Period.

BROKER:           CB Richard Ellis

EXPIRATION DATE
OF THE OFFER:     If Seller fails to return a fully executed and dated original of this Agreement to Purchaser by February 17, 2005, then
                  Purchaser's offer under this Agreement will be deemed void and of no further force and effect.

EFFECTIVE DATE:   The date that the last of the parties signing this Agreement executes the same and delivers its executed counterpart to the other party.

      2. AGREEMENT TO SELL AND CONVEY. Seller hereby agrees to sell and convey to Purchaser, and Purchaser hereby agrees to purchase from Seller, subject to the terms and conditions hereinafter set forth, all of Seller's right, title and interest in and to the Property, together with all of Seller's right, title and interest, if any, in and to:

            A. all buildings, structures and improvements on the Land (the "IMPROVEMENTS"; together with the Land, the "PROJECT");

            B. all of the easements benefiting, and rights of access appurtenant to, the Land;

            C. all and singular, the rights and appurtenances pertaining to the Land, including any adjacent streets, roads, alleys, accesses, and rights-of-way; and

            D. the Leases together with all prepaid rentals (to the extent applicable) to a period beyond the date of Closing, any security deposits held by Seller as of the date of Closing and Seller's interest in the Guaranty, if any.

All of the foregoing set forth under subparagraphs (A) through (D) are collectively referred to as the "PROPERTY" or "PROPERTIES".

      3. PURCHASE PRICE; DEPOSIT. The Purchase Price shall be payable as follows:

            A. Deposit. Within three (3) business days after the Effective Date, Purchaser shall deposit with the Title Company $100,000.00 of the Deposit to be held pursuant to the terms of the Earnest Money Escrow Agreement set forth on attached and incorporated Exhibit "D". Within three (3) business days after the expiration or Purchaser's earlier waiver of the Inspection Period, Purchaser will deposit the remaining $100,000.00 of the Deposit with the Title Company under the terms of the Earnest Money Escrow Agreement thereby increasing the total deposits to $200,000.00.

            B. If the Closing occurs, the Deposit shall be paid to Seller and credited against the Purchase Price at Closing. If the Closing does not occur in accordance with the terms of this Agreement, the Deposit shall be held and delivered as provided this Agreement.

            C. The Deposit shall: (i) be held in an interest-bearing escrow account by the Title Company in an institution as directed by Purchaser and reasonably acceptable to Seller; and (ii) include any interest earned thereon. To allow the interest bearing account to be opened, Purchaser will provide the Title Company with its tax identification or social security numbers.

            D. Upon the expiration of the Inspection Period, assuming Purchaser has not otherwise elected to terminate this Agreement, the Deposit shall be deemed non- refundable but for Seller's default.

            E. Balance of Purchase Price. The balance of the Purchase Price, plus or minus closing adjustments, as the case may be, less the Deposit, shall be deposited by Purchaser with the Title Company not later than three (3) business days prior to Closing by wire transfer of immediately available U.S. funds in exchange for deeds in form required by the jurisdiction in which the Properties are located whereby Seller only warrants against its own acts and/or omissions substantially in the form set forth as Exhibits "E-1 through E-12" attached hereto (collectively, the "DEEDS"), conveying title to Purchaser subject to the "Permitted Exceptions" (defined below).

      4. DUE DILIGENCE ITEMS. Within three (3) business days (unless otherwise provided) after the Effective Date, and at its sole cost and expense, Seller shall furnish (to the extent in its possession) or cause the Broker to furnish to Purchaser the following items (collectively, the "DUE DILIGENCE ITEMS"):

            A. Within fourteen (14) days after the Effective Date, and provided Purchaser has delivered to Seller evidence that the initial $100,000.00 of the Deposit has been tendered to the Title Company, Seller shall provide commitments for owner's policies of title insurance on the Project (collectively, the "TITLE COMMITMENTS", and individually, each a "TITLE COMMITMENT"), each of which shall
(i) be issued by Title Company in favor of Purchaser, (ii) provide for aggregate coverage in an amount equal to the Purchase Price, (iii) show the state and quality of title to the Property together with all liens, encumbrances and other charges and items affecting the Property, and (iv) be accompanied by legible copies of all documents referenced in the Title Commitments. Any endorsements to the Title Commitments shall be obtained by Purchaser at Purchaser's sole cost and expense;

            B. copies of the existing ALTA as-built surveys of the Land (collectively, the "SURVEYS", and individually, each a "SURVEY"). In addition, during the Inspection Period, Seller will deliver updated versions of the Surveys to Purchaser, the costs of such updated Surveys to be paid for by Purchaser;

            C. copies of the existing "Phase I" environmental assessments of the Project. In addition, during the Inspection Period, Seller will deliver updated versions of the environmental assessments to Purchaser, the costs of such updated environmental assessments to be paid for by Purchaser;

            D. copies of certificates of insurance provided by each Tenant;

            E. certificates of occupancy for the Properties located in Bakersfield, CA, College Station, TX (temporary only), Farmington Hills, MI and Trevose, PA; and

            F. complete copies of the Leases, along with any Guaranty.

            Purchaser shall acknowledge in writing its receipt of each Due Diligence Item and immediately deliver such acknowledgement to Seller. Within fourteen (14) days after the Effective Date, Purchaser shall notify Seller in writing in the event that Purchaser has not yet received any Due Diligence Item (which notice shall specify any Due Diligence Item not yet received) or Purchaser shall be deemed to have received all of the Due Diligence Items.

            Purchaser acknowledges and agrees that except for such items which are in the public records, the Due Diligence Items are proprietary and confidential in nature and have been or will be made available to Purchaser solely to assist Purchaser in determining the feasibility of purchasing the Property. Purchaser agrees not to disclose the Due Diligence Items or any of the provisions, terms or conditions thereof to any party outside of Purchaser's organization except: (i) to Purchaser's accountants, attorneys, lenders, prospective lenders, investors and/or prospective investors (collectively, the "PERMITTED OUTSIDE PARTIES") in connection with the transactions contemplated by this Agreement, or (ii) as may be required by law. In permitting Purchaser and the Permitted Outside Parties to review the Due Diligence Items to assist Purchaser, Seller has not waived any privilege or claim of confidentiality with respect thereto and no third party benefits of any kind, either expressed or implied, have been offered, intended or created by Seller and any such claims are expressly rejected by Seller and waived by Purchaser.

            At such time as this Agreement is terminated for any reason other than Seller's default, Purchaser shall return to Seller all of the Due Diligence Items and any and all copies Purchaser has made of the Due Diligence Items, along with copies of any and all reports, tests or studies relating to the Property that Purchaser has obtained. In the event this Agreement is terminated as a result of Seller's default, Purchaser shall return all the Due Diligence Items and any and all copies Purchaser has made of the Due Diligence Items, except for copies of such Due Diligence Items that are directly related to or evidence such Seller default. Purchaser's obligations under this Section 4 shall survive the termination of this Agreement.

            Purchaser acknowledges that most of the Due Diligence Items were prepared by third parties other than Seller and in most instances, were prepared prior to Seller's ownership of the Property. Purchaser further acknowledges and agrees that except as specifically set forth herein: (i) neither Seller nor any of its partners, agents, employees or contractors have made any warranty or representation regarding the truth, accuracy or completeness of the Due Diligence Items or the sources thereof and Purchaser has not relied on the truth or completeness of the Due Diligence Items; and (ii) Seller has not undertaken any independent investigation as to the truth, accuracy and completeness of the Due Diligence Items and is providing the Due Diligence Items or making the Due Diligence Items available to Purchaser solely as an accommodation to Purchaser.

      5.    CONDITIONS PRECEDENT.

            A. Conditions Precedent to Purchaser's Obligations.

                  (i) During, but in no event later than the expiration of, the Inspection Period, Purchaser shall give Seller written notice indicating whether the Due Diligence Items, the condition of the Property, or title thereto is unsatisfactory and specifying any matters disclosed therein which are not satisfactory or to which Purchaser otherwise objects (the "OBJECTION NOTICE"). In the event Seller fails to receive the Objection Notice timely, Purchaser shall be deemed to have accepted the condition of the Property as disclosed in the Due Diligence Items, at which time, Purchaser's Deposit shall become non-refundable but for Seller's default. Seller acknowledges that during the Inspection Period Purchaser will be trying to create a master lease covering all of the Properties.

                  (ii) In the event that either: (i) Purchaser indicates in the Objection Notice that the Property or the Due Diligence Items are not satisfactory in any respect; or (ii) Purchaser discovers and informs Seller in writing of or Seller informs Purchaser of any change in the status of title to the Property occurring after the Effective Date and resulting in an encumbrance thereon in addition to the Leases and the Permitted Exceptions (each a "TITLE DEFECT"), Seller may promptly undertake to cure the items specified in the Objection Notice or eliminate any such Title Defect to the reasonable satisfaction of Purchaser and/or, to the extent possible, cause the Title Company to insure over any of such items or Title Defect to the satisfaction of Purchaser and accordingly modify the Title Commitments. In the event Seller elects not to effect such cure or is either unable to do so or have the Title Company so insure over Purchaser's objections within ten (10) days after receipt by Seller of the Objection Notice or notice of any Title Defect, Purchaser may, at its option: (1) waive any of its objections to the condition of the Property described in the Due Diligence Items and set forth in the Objection Notice or relating to the Title Defect, without any adjustment in the Purchase Price; or (2) terminate this Agreement, in either event by giving prompt written notice thereof to Seller. In the event Purchaser elects to terminate this Agreement, the Deposit shall be returned to Purchaser and neither Seller nor Purchaser shall have any further obligations under this Agreement, except as expressly set forth herein.

                  (iii) If any new Title Defects arise after the expiration or waiver of the Inspection Period and prior to Closing, Seller may promptly undertake to eliminate such new Title Defects to the reasonable satisfaction of Purchaser and/or, to the extent possible, cause the Title Company to insure over any of such new Title Defects to the satisfaction of Purchaser. In the event Seller elects not to effect such cure or is either unable to do so or have the Title Company so insure over such new Title Defects by the Closing (which Seller may extend by up to ten (10) business days in order to cure and remove (or procure title insurance over) the same), Purchaser may, at its option: (1) waive any of its objections to the new Title Defects, without any adjustment in the Purchase Price; or (2) terminate this Agreement, in either event by giving prompt written notice thereof to Seller by the Closing Date (as the same may have been extended by Seller under this subparagraph (iii)). In the event Purchaser elects to terminate this Agreement, the Deposit shall be returned to Purchaser and neither Seller nor Purchaser shall have any further obligations under this Agreement, except as expressly set forth herein. Notwithstanding the foregoing terms of this subparagraph (iii) to the contrary, if the new Title Defect was the result of a Tenant's acts or omission to act and is required to be removed by such Tenant pursuant to the terms of its Lease, then Purchaser shall have automatically elected to proceed in accordance with option (1) under this subparagraph (iii).

                  (iv) Upon expiration or Purchaser's earlier waiver of the Inspection Period, Seller will make a one time request from each Tenant for a current estoppel certificate and a subordination, non-disturbance and attornment agreement ("SNDA") in the form contemplated by the Leases, if any. If the form of Tenant estoppel certificate and SNDA is not prescribed by the Leases and Purchaser submits to Seller the form of estoppel and SNDA either preferred by it or required by its lender, if any, prior to the expiration of the Inspection Period, Seller will submit such form of estoppel and SNDA to each Tenant if such form is reasonable as determined by Seller.
Notwithstanding anything contained herein to the contrary, in the event that Seller is unable to provide the estoppel and SNDA required by at least eighty percent (80%) ("THRESHOLD") of the Leases or any Tenant alleges that there are outstanding material events of default under the Leases which cannot be resolved to Purchaser's reasonable satisfaction by the Closing Date, then Purchaser's sole remedy shall be to terminate this Agreement and receive the prompt return of the Deposit. Seller shall be under no obligation to update such estoppel certificate and/or SNDA received from any Tenant. Purchaser acknowledges and agrees that the Threshold is comprised of the Leases and those other "Leases" (as defined in the "Separate Agreement" (defined below)).

                  (v) Purchaser acknowledges that certain of the Leases provide the Tenant with a right of first refusal (as disclosed on Exhibit "C") to purchase the Property subject to the terms of such Lease ("RIGHT OF FIRST REFUSAL"). Promptly following the Effective Date, Seller will use commercially reasonable efforts to cause any Tenant that has a Right of First Refusal to, on or before the expiration of the Inspection Period, either waive or elect to purchase such Property. If any such Tenant: (a) fails to respond to Seller's notice within the time period specified in such Lease, then such Tenant will be deemed to have waived its Right of First Refusal; and (b) elects to exercise its Right of First Refusal for a Property (1) such Property will be removed from this Agreement, (2) the Purchase Price will be reduced by the amount allocated to such Property as reflected in Exhibit "C", and (3) Seller will reimburse Purchaser for all due diligence costs incurred by Purchaser in performing its due diligence investigations with respect to such Property, by providing Purchaser with a credit against the Purchase Price at Closing.

            B. Conditions Precedent to Seller's Obligations. If, prior to the expiration of the Inspection Period, Seller is unable to arrange, upon terms and conditions satisfactory to Seller, in its sole and absolute discretion, to payoff Seller's existing loan secured by the Properties, Seller may, at its option, terminate this Agreement by written notice to Purchaser in which event, the Deposit will be returned to Purchaser.

      6. PERMITTED EXCEPTIONS. Seller shall convey the Property to Purchaser subject to: (i) all property taxes and assessments not yet due and payable; (ii) all matters created by or on behalf of Purchaser, including, without limitation, any documents or instruments to be recorded as part of any financing of the Property by Purchaser; and (iii) any easements, liens, exceptions and other encumbrances noted in the Title Commitments, the Surveys and the Leases (collectively, the "PERMITTED EXCEPTIONS").

      7.    REPRESENTATIONS AND WARRANTIES OF SELLER.

            A. Seller. Seller represents and warrants to Purchaser as to the following matters, each of which is true and correct as of the Effective Date, and each of which shall be true and correct as of the date of Closing. As used in this Section, the phrase "to Seller's knowledge" means Seller's actual, conscious knowledge, without duty of inquiry:

                  (i) Seller is a limited partnership, duly organized, validly existing and in good standing under the laws of the State of Delaware and, to the extent necessary, is qualified to conduct business in Delaware and the States in which the Properties are located. This Agreement has been duly authorized, executed and delivered by Seller, is the legal, valid and binding obligation of Seller, and does not, to Seller's knowledge, violate any provision of any agreement or judicial order to which Seller is a party or to which Seller is subject;

                  (ii) Except as otherwise disclosed on attached and incorporated Schedule "1", Seller has received no written notice from any governmental agency alleging a violation of any statute, ordinance, regulation or code with respect to the Property which violation has not been cured;

                  (iii) Except as otherwise disclosed on attached and incorporated Schedule "2", there are no pending nor, to Seller's knowledge, threatened matters of litigation, administrative action or examination, claim or demand relating to the Property or Seller's interest in the Property;

                  (iv) Except as otherwise disclosed on attached and incorporated Schedule "3", there is no pending nor, to Seller's knowledge, contemplated or threatened eminent domain, condemnation or other governmental taking or proceeding relating to the Property or any part thereof;

                  (v) The Rent Roll is true, correct and complete in all material respects;

                  (vi) Seller has delivered to Purchaser true, correct and complete copies of the Leases, including any amendments, extensions or modifications;

                  (vii) To Seller's knowledge, there are no commissions or other fees payable with regard to the execution of any of the Leases or with regard to any renewals, extensions or expansions (whether due to options previously or hereafter exercised or separate negotiations);

                  (viii)To Seller's knowledge, there are no service or maintenance contracts affecting the Properties which Purchaser, as prospective owner of the Properties, will be required to assume or pay; and

                  (ix) Seller is not a foreign person or entity under the Foreign Investment in Real Property Tax Act of 1980, as amended, and no taxes or withholding under the such act shall be assessed against or imposed upon Purchaser in connection with the transaction contemplated by this Agreement.

            Seller acknowledges and agrees that the warranties and representations set forth above shall survive the Closing for a period of one
(1) year. If, prior to Closing, Purchaser received written notice from Seller or from any other source that any material representation or warranty of Seller is untrue and cannot be remedied or Purchaser becomes aware that any material representation or warranty of Seller is untrue and can not be remedied, Purchaser shall, as Purchaser's sole and exclusive remedy, be entitled to terminate this Agreement by written notice delivered to Seller on or before the Closing, in which event the Deposit shall be refunded to Purchaser, and except for the terms and provisions of this Agreement which specifically survive the termination of this Agreement, the parties shall have no further obligations hereunder. If Purchaser is so advised and Purchaser fails to terminate this Agreement within five (5) days after having knowledge of such the existence of any untrue material representation or warranty, Purchaser shall be deemed to have waived the breach of such representation or warranty and shall have no further rights or remedies as a result of the same. Seller does not, by this Agreement, represent or warrant that there will be no changes in any of the matters referred to in Seller's representations or warranties after the Effective Date through the acts and/or omissions of persons other than Seller, and shall have no liability or responsibility in the event that any representation or warranty becomes false or misleading as a result of any change in circumstances after the Effective Date.

            B. Purchaser. Purchaser represents and warrants to Seller (which is true and correct as of the Effective Date, and shall be true and correct as of the date of Closing) that Purchaser is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware and, to the extent necessary, is qualified to conduct business in Delaware and the States in which the Properties are located. This Agreement has been duly authorized, executed and delivered by Purchaser, is the legal, valid and binding obligation of Purchaser, and does not, to Purchaser's knowledge, violate any provision of any agreement or judicial order to which Purchaser is a party or to which Purchaser is subject.

      8.    COVENANTS OF SELLER.

            A. From and after the Effective Date and until the date of Closing, Seller shall: (i) keep (or cause to be kept) the Property fully insured in accordance with prudent and customary practice and as required by the Leases;
(ii) not alienate, encumber or transfer the Property or any part thereof in favor of or to any other person or entity unless required by law; and (iii) not amend any Lease without the prior written consent of Purchaser, which consent shall not be unreasonably withheld, conditioned or delayed.

            B. From and after the Effective Date and until the date of Closing, Seller shall promptly give Purchaser written notice of any change in the status of title to the Property, which either changes the nature of any Permitted Exceptions or represents an additional encumbrance on the Property.

      9. CLOSING. Seller and Purchaser shall consummate the transactions contemplated by this Agreement at Closing through an escrow with the Title Company and pursuant to escrow instructions acceptable to the Title Company, Seller and Purchaser. The attorneys for Seller and Purchaser are authorized to execute such letter of escrow instructions, any amendments thereto and all directions or communications thereunder.

      10. SELLER'S OBLIGATIONS AT THE CLOSING. No later than three (3) business days prior to Closing, Seller shall:

            A. execute and deliver to Purchaser the Deeds conveying the Property;

            B. execute and deliver to Purchaser a bill of sale conveying any personal property owned by Seller and located on any Property, without warranty, express or implied, as to merchantability, title, use and fitness for any purpose;

            C. cause the Title Company to furnish to Purchaser owner's policies of title insurance pursuant to the Title Commitments (collectively, the "TITLE POLICIES", and individually, each a "TITLE POLICY");

            D. execute and deliver to Purchaser a closing statement itemizing the Purchase Price and all adjustments thereto as provided herein;

            E. execute and deliver to Purchaser an assignment of all of Seller's right, title and interest in and to the Leases in substantially the form attached hereto as Exhibit "F" (the "ASSIGNMENT"), together with such consents to and notices of such assignment as may be required under the Leases;

            F. execute and deliver to Purchaser a Non- Foreign Persons Affidavit in the form attached hereto as Exhibit "G";

            G. deliver to Purchaser an original of each estoppel certificate and SNDA, in accordance with the terms of Section 5A(iv) of this Agreement, from each Tenant in the form required by the Leases;

            H. execute and deliver to Purchaser a "Notice to Tenant" substantially in the form attached hereto as Exhibit "H"; and

            I. execute and deliver to Purchaser such other documents or instruments (including, without limitation, transfer tax declarations) as may be required under this Agreement, or as otherwise required by the Title Company or by Purchaser (using its reasonable opinion) to effectuate the Closing.

      11. PURCHASER'S OBLIGATIONS AT CLOSING. Subject to the terms, conditions, and provisions hereof, and contemporaneously with the performance by Seller of its obligations under Section 10 above, no later than three (3) business days prior to Closing (unless otherwise provided below), Purchaser shall:

            A. concurrently with Closing, cause the Title Company to pay Seller the Purchase Price;

            B. execute and deliver to Seller a closing statement itemizing the Purchase Price and all adjustments thereto as provided herein;

            C. acknowledge the Assignment for the purpose of assuming Seller's obligations under the Leases; and

            D. execute and deliver to Seller such other documents or instruments (including, without limitation, transfer tax declarations) as may be required under this Agreement or as otherwise required by the Title Company or by Seller (using its reasonable opinion) to effectuate the Closing.

            Purchaser's obligation to close shall be specifically contingent upon the Title Company furnishing to Purchaser the Title Policies (or executed mark-ups of the same) and each Tenant executing and delivering to Purchaser an estoppel certificate in accordance with the provisions of the Leases.
Purchaser specifically acknowledges that Seller's failure to deliver the foregoing items shall not constitute a default by Seller hereunder nor expose Seller to damages but, in such circumstances, Purchaser may, as its sole remedy at law or in equity, terminate this Agreement and receive the immediate return of its Deposit.

      12. CLOSING COSTS. At the Closing, except for Seller's attorneys' fees and costs and the Broker's fee, Purchaser will pay for all closing costs, including, without limitation: (a) the cost of preparation of the Deeds; (b) all premiums and fees related to the Title Policies; (c) escrow charges; (d) real estate transfer taxes and fees payable upon recordation of the Deeds; (e) the costs and expenses of any endorsements and/or additional title insurance coverage requests by Purchaser; and (f) any other expenses, taxes and fees related to Purchaser's loan, including any mortgage taxes.

      13.   PRORATIONS.

            A. Taxes. Purchaser acknowledges that the Leases obligate each Tenant to pay the taxes directly to the taxing authority. Accordingly, the parties shall not prorate taxes between Purchaser and Seller, it being acknowledged that each Tenant shall be responsible for same. In no event shall Seller be responsible for the payment of any real estate taxes and/or assessments applicable during its period of ownership in the event any Tenant has defaulted in the prompt payment of same.

            B. Rent. Rent actually paid for the month in which the Closing occurs shall be prorated between Seller and Purchaser as of the close of business on the date of Closing, with Purchaser receiving a credit for amounts attributable to time periods following such date. To the extent either party receives rent after the Closing to which the other has a claim, such party shall remit same to the party entitled thereto within ten (10) days of receipt. If at the time of the Closing any rent arrearages exist under any Lease: (i) Seller shall have the right, to the extent it is holding a security deposit under such Lease, to set-off against such security deposit for such arrearages; (ii) for the month in which the Closing occurs, Purchaser agrees that the first monies received by Purchaser from said Tenant shall be received on account of rent due for the month of Closing; and (iii) for any period prior to the month in which the Closing occurs, all monies received by Purchaser from said Tenant shall first be applied to rents owed to Purchaser and the balance, if any, will be remitted to Seller. Purchaser agrees that Seller may attempt to collect any delinquent rents owed Seller for any period prior to the month in which the Closing occurs and may institute any lawsuit or collection procedures, but may not: (x) evict or bring any proceeding to evict any Tenant; (ii) terminate any Lease; or (iii) terminate a Tenant's right to possession.

            C. Security Deposits. Seller will provide Purchaser with a credit in the amount of all unapplied security deposits being held by Seller pursuant to the terms of the Leases.

      14. POSSESSION. Subject to the Leases, Seller shall deliver exclusive possession of the Property to Purchaser at Closing.

      15. INSPECTION. During the Inspection Period, Seller agrees that Purchaser, its representatives, agents, employees, lenders, contractors, appraisers, architects and engineers designated by Purchaser (collectively "PERMITTEES") shall, subject to arranging all onsite visits with Seller and/or Seller's Broker, be entitled to enter upon the Property for inspection, soil tests, examination, land-use planning and for any due diligence investigation relating to Purchaser's proposed ownership of the Property. As to any such investigation, Purchaser shall restore the Property to the same condition as existed prior to any such investigation, and shall not: (i) perform any invasive tests without Seller's prior consent, which may be withheld in Seller's sole and absolute discretion; or (ii) interfere with the possessory rights of any Tenant. Purchaser shall indemnify, defend and hold harmless Seller, its partners, officers, directors, members, shareholders, employees, agents, lenders, contractors and each of their respective successors and assigns (collectively, the "SELLER INDEMNIFIED PARTIES") harmless from any and all losses, liabilities, fines, penalties and damages (including without limitation any damages or injury to persons, property or to the environment as provided hereunder), or actions or claims in respect thereof (including without limitation, amounts paid in settlement, reasonable cost of investigation, reasonable attorneys' fees and other legal expenses and reasonable fees of other professionals) (collectively "LOSSES") which any of the Seller Indemnified Parties may suffer or sustain as a result of the exercise by Purchaser of its rights (and that of its Permittees) to enter upon the Property pursuant to this Section. The terms of this Section will survive the Closing and the termination of this Agreement.

      16.   ACKNOWLEDGEMENTS.

            A. As-Is. PURCHASER ACKNOWLEDGES AND AGREES THAT, EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, AND AS A MATERIAL INDUCEMENT TO SELLER'S EXECUTION AND DELIVERY OF THIS AGREEMENT, THE SALE OF THE PROPERTY AS PROVIDED FOR HEREIN IS MADE ON AN "AS IS, WHERE IS" CONDITION AND BASIS "WITH ALL FAULTS." Purchaser acknowledges, represents and warrants that Purchaser is not in a significantly disparate bargaining position with respect to Seller in connection with the transaction contemplated by this Agreement; that Purchaser freely and fairly agreed to this acknowledgment as part of the negotiations for the transaction contemplated by this Agreement; that Purchaser is represented by legal counsel in connection with this transaction and Purchaser has conferred with such legal counsel concerning this waiver. Except for the representations and warranties expressly set forth in this Agreement, no representations or warranties have been made or are made and no responsibility has been or is assumed by any of the Seller Indemnified Parties or anyone acting or purporting to act on behalf of the Seller Indemnified Parties as to the condition or repair of the Property or the value, expense of operation, or income potential thereof or as to any other fact or condition which has or might affect the Property or the condition, repair, value, expense of operation or income potential of the Property or any portion thereof. The parties agree that all understandings and agreements made between them or their respective agents or representatives prior to the Effective Date are merged in this Agreement and the attached Exhibits, which alone fully and completely express their agreement, and that this Agreement has been entered into with Purchaser being provided ample opportunity to investigate all aspects of the Property, with neither party relying upon any statement or representation by the other unless such statement or representation is specifically embodied in this Agreement or the attached Exhibits. Except as set forth in this Agreement, Seller makes no representations or warranties as to whether the Property contains asbestos or any hazardous materials or harmful or toxic substances, or pertaining to the extent, location or nature of same, if any. Further, to the extent that Seller has provided to Purchaser information from any inspection, engineering or environmental reports concerning asbestos or any hazardous materials or harmful or toxic substances, Seller makes no representations or warranties with respect to the accuracy or completeness, methodology of preparation or otherwise concerning the contents of such reports. Purchaser acknowledges that Seller has requested that Purchaser inspect the Property fully and carefully and investigate all matters relevant thereto and that Purchaser rely solely upon the results of Purchaser's own inspections or other information obtained or otherwise available to Purchaser, rather than any information that may have been provided by Seller to Purchaser.

            B. Release of Seller. Purchaser for itself and each of its present and future directors, members, shareholders, officers, employees, agents, parties, affiliates, representatives, attorneys, subsidiaries, parent and affiliated corporations, predecessors, successors, and assigns (collectively, "PURCHASER-RELATED ENTITIES"), hereby fully and irrevocably releases, acquits and discharges the Seller Indemnified Parties from any and all Losses, whether known or unknown, existing or potential, which Purchaser or the Purchaser-Related Entities have or assert or hereafter may have or assert, against any of the Seller Indemnified Parties by reason of any purported act or omission on the part of any of the Seller Indemnified Parties occurring prior to the Closing, which Losses are based upon, arise out of, or are in any way connected with any of the following (each, a "CLAIM" and collectively, the "CLAIMS"): (i) the condition, status, quality, nature, contamination or environmental state of the Property; (ii) any violation of, noncompliance with, or enforcement of applicable laws, regulations or ordinances with respect to the Property; or (iii) any use, generation, storage, release, threatened release, discharge, disposal, or presence of any "Hazardous Materials" (defined below) on, under, or about the Property or, to the extent affecting the Property, any property in the vicinity of the Property; provided however, nothing contained in this Section shall release Seller from Seller's representations and warranties set forth in this Agreement, or Seller's fraud. The term "HAZARDOUS MATERIALS" means and includes flammable explosives, petroleum (including crude oil), radioactive materials, hazardous wastes, toxic substances or related materials, including, without limitation, any substances defined as or included in the definition of toxic or hazardous substances, wastes or materials under any federal or applicable state or local laws, ordinances or regulations dealing with or otherwise pertaining to toxic or hazardous substances, wastes, or materials (collectively, "HAZARDOUS SUBSTANCES LAWS").

            C. Indemnification of Seller.

                  (i) Notwithstanding anything to the contrary contained herein, Purchaser, to the maximum extent permitted by law, shall be solely responsible for, and shall indemnify, hold harmless and defend with counsel acceptable to Seller in its reasonable discretion, the Seller Indemnified Parties from and against any and all Losses arising out of, or resulting from or claimed to arise out of or result from, in whole or in part, but only to the extent of, any of the following (collectively, the "INDEMNIFIED ACTS"): (i) any violation of, noncompliance with, or enforcement of, any Hazardous Substances Laws with respect to the Property; or (ii) the release, discharge, disposal, or presence of Hazardous Materials, on, under or about the Property. The Losses referred to herein shall include, without limitation, all foreseeable consequential damages and the cost of any required or necessary repair, cleanup, or detoxification of the Property or any property in the vicinity of the Property, and the preparation and implementation of any closure, remedial, or other required plans in connection therewith.

                  (ii) In the event that any suit or other proceeding is brought against any of the Seller Indemnified Parties at any time on account of any of the Losses, Purchaser shall, upon the request of Seller and the Seller Indemnified Parties: (i) assume the defense of Seller and the Seller Indemnified Parties, as the case may be; (ii) defend Seller and the Seller Indemnified Parties, at Purchaser's own expense with counsel acceptable to Seller or the Seller Indemnified Parties, as applicable, in their reasonable discretion; and
(iii) pay all judgments, fines, penalties and other fees and expenses in connection therewith.

                  (iii) In the event that: (i) a final adjudication determines that Seller took one of the Indemnified Acts prior to the Closing Date that directly and proximately caused the Losses, and (ii) Seller failed to inform Purchaser of such Indemnified Act prior to the Closing Date, then Seller shall reimburse Purchaser for all amounts previously paid by Purchaser pursuant to
Section 16(C)(ii), and Purchaser's obligation to indemnify Seller with respect to such Indemnified Act pursuant to this Section 16(C)(iii) shall terminate.

            D. Survival of Indemnity and Release. The obligations of Purchaser pursuant to Section 16(B) and Section 16(C) shall survive the Closing.

      17. FURTHER ASSURANCES. Seller and Purchaser agree to use commercially reasonable efforts to perform such other acts, and to execute, acknowledge, and/or deliver subsequent to the Closing such other instruments, documents and other materials as Seller or Purchaser may reasonably request in order to effectuate the consummation of the transactions contemplated herein and to vest title to the Property in Purchaser.

      18. DEFAULT BY SELLER. In the event that Seller should fail to consummate the transactions contemplated by this Agreement for any reason, excepting Purchaser's default or the failure of any of the conditions to Seller's obligations hereunder to be satisfied or waived, Purchaser may, as its sole remedy at law or in equity, elect to either: (i) terminate this Agreement by giving prompt written notice thereof to Seller, in which event the Deposit will be returned to Purchaser; or (ii) specifically enforce this Agreement. Furthermore, if Purchaser elects to specifically enforce this Agreement it must institute such action within forty-five (45) days following Seller's default, failing which Purchaser shall be deemed to have waived the right to pursue specific performance.

      19. DEFAULT BY PURCHASER. In the event Purchaser should fail to consummate the transaction contemplated herein for any reason, except default by Seller or the failure of any of the conditions to Purchaser's obligations hereunder to be satisfied or waived, Seller may either: (i) grant Purchaser additional time to cure such default; or (ii) terminate the Agreement, in which event Seller shall retain the Deposit as liquidated damages in lieu of all other remedies available to Seller and this Agreement shall become null and void with neither party having any further rights or liabilities hereunder, except as provided for in this Agreement. Seller and Purchaser acknowledge and agree that: (x) it would be extremely difficult to accurately determine the amount of damages suffered by Seller as a result of Purchaser's default hereunder; (y) the Deposit is a fair and reasonable amount to be retained by Seller as agreed and liquidated damages for Purchaser's default under this Agreement; and (z) retention by Seller of the Deposit upon Purchaser's default hereunder shall not constitute a penalty or forfeiture.

      However, the liquidated damages provision does not preclude Seller from pursuing any: (i) claims for the return or delivery of Due Diligence Items;
(ii) actions to expunge a lis pendens or other clouds on title caused by Purchaser; (iii) claims on account of Purchaser's indemnity obligations under this Agreement; and (iv) attorneys' fees and costs incurred by Seller incident to subparagraphs (i) through (iii).

      20. ATTORNEY'S FEES. In the event of any legal action or other proceeding between the parties regarding this Agreement or the Property (an "ACTION"), the prevailing party shall be entitled to the payment by the losing party of its reasonable attorneys' fees, court costs and litigation expenses, as determined by the court. The term "prevailing party" as used herein includes, without limitation, a party: (i) who agrees to dismiss an Action on the other party's performance of the covenants allegedly breached, (ii) who obtains substantially the relief it has sought; or (iii) against whom an Action is dismissed (with or without prejudice). In addition, the prevailing party in any Action shall be entitled, in addition to and separately from the amounts recoverable under this Section, to the payment by the losing party of the prevailing party's reasonable attorneys' fees, court costs and litigation expenses incurred in connection with: (y) any appellate review of the judgment rendered in such Action or of any other ruling in such Action; and (z) any proceeding to enforce a judgment in such Action. It is the intent of the parties that the provisions of this Section be distinct and severable from the other rights of the parties under this Agreement, shall survive the entry of judgment in any Action and shall not be merged into such judgment.

      21. BROKERAGE COMMISSIONS. Each party represents to the other that no brokers other than Broker has been involved in this transaction, and Broker has represented Seller. In the event that this transaction is consummated and closing occurs, Seller shall pay Broker a real estate commission as set forth in a separate written agreement. Seller and Purchaser agree that if any other claims for brokerage commissions are ever made against Seller or Purchaser in connection with this transaction, all claims shall be handled and paid by the party whose actions or alleged commitments form the basis of such claim. Seller agrees to indemnify and hold Purchaser harmless from any Losses paid or incurred by Purchaser by reason of any claim to any broker's, finder's, or other fee in connection with this transaction by any party claiming by, through, or under Seller. Except as provided in the foregoing sentence, Purchaser agrees to indemnify and hold Seller harmless from any Losses paid or incurred by Seller by reason of any claim to any broker's, finder's, or other fee in connection with this transaction by any party claiming by, through, or under Purchaser, which obligation of each party shall survive the Closing.

      22.   RISK OF LOSS.

            A. Condemnation and Casualty. If, prior to the Closing Date, all or any portion of the Property is taken by condemnation or eminent domain, or is the subject of a pending taking which has not been consummated, or is destroyed or damaged by fire or other casualty, Seller shall notify Purchaser of such fact promptly after Seller obtains knowledge thereof. If such condemnation or casualty is "Material" (defined below), Purchaser shall have the option to terminate this Agreement upon notice to Seller given not later than fifteen (15) days after receipt of Seller's notice, or the date of the Closing, whichever is earlier. If this Agreement is terminated, the Deposit shall be returned to Purchaser and thereafter neither Seller nor Purchaser shall have any further rights or obligations to the other hereunder except as otherwise provided in this Agreement. If this Agreement is not terminated, Seller shall not be obligated to repair any damage or destruction but: (x) Seller shall assign, without recourse, and turn over to Purchaser all of the insurance proceeds or condemnation proceeds, as applicable, net of any costs of repairs and net of reasonable collection costs (or, if such have not been awarded, all of its right, title and interest therein) payable with respect to such fire or other casualty or condemnation including any rent abatement insurance for such casualty or condemnation; and (y) the parties shall proceed to Closing pursuant to the terms hereof without abatement of the Purchase Price.

            B. Condemnation Not Material. If the condemnation is not Material, then the Closing shall occur without abatement of the Purchase Price and, after deducting Seller's reasonable costs and expenses incurred in collecting any award, Seller shall assign, without recourse, all remaining awards or any rights to collect awards to Purchaser on the date of the Closing.

            C. Casualty Not Material. If the Casualty is not Material, then the Closing shall occur without abatement of the Purchase Price except for a credit in the amount of the applicable deductible and Seller shall not be obligated to repair such damage or destruction and Seller shall assign, without recourse, and turn over to Purchaser all of the insurance proceeds net of any costs of repairs and net of reasonable collection costs (or, if such have not been awarded, all of its right, title and interest therein) payable with respect to such fire or such casualty including any rent abatement insurance for such casualty.

            D. Materiality. For purposes of this Section 22: (i) with respect to a taking by eminent domain, the term "MATERIAL" means any taking whatsoever, regardless of the amount of the award or the amount of the Property taken, excluding, however, any taking solely of subsurface rights or takings for utility easements or right of way easements, if the surface of the Property, after such taking, may be used in substantially the same manner as though such rights had not been taken or any taking which does not permit a Tenant from terminating the Lease affected by the taking; and (ii) with respect to a casualty, the term "MATERIAL" means any casualty such that the cost of repair, as reasonably estimated by Seller's engineer, is in excess of 10% of the Purchase Price allocated to Property sustaining the casualty, excluding, however, any casualty which does not permit a Tenant from terminating the Lease affected by the casualty.

      23. ASSIGNABILITY. Except as set forth in Section 34 below, neither Purchaser nor Seller may assign its respective obligations hereunder without the consent of the other; provided, however, that Purchaser shall have the right to assign its interest in this Agreement, in whole or part, without Seller's consent to a Delaware Statutory Trust, an affiliate entity or any entity that is owned, managed or controlled by Purchaser or its managing member subject to the following: (i) notice of such assignment is delivered to Seller; and (ii) Purchaser shall not be released from any liability under this Agreement as a result of any such assignment. No transfer or assignment by Purchaser or Seller in violation of the provisions hereof shall be valid or enforceable.

      24. NOTICES. Any notice to be given or to be served upon either party hereto in connection with this Agreement must be in writing and shall be given by certified or registered mail (return receipt requested), by overnight express delivery or facsimile (followed by hard copy by either of the two preceding methods of delivery) and shall be deemed to have been given upon receipt. Such notice shall be given the parties hereto at the addresses set forth on the signature page of this Agreement and be deemed delivered upon delivery or on the date when the receiving party first refuses to accept such delivery. Either party may at any time, by giving five (5) days written notice to the other, designate any other address in substitution of any of the foregoing addresses to which such notice shall be given and other parties to whom copies of all notices hereunder shall be sent.

      25. BINDING EFFECT. Subject to the terms of Section 23 of this Agreement, this Agreement shall be binding upon and shall inure to the benefit of the Seller and Purchaser and their respective successors and assigns.

      26. ENTIRE AGREEMENT. This Agreement represents the entire agreement between Seller and Purchaser with respect to the subject matter hereof, and all prior agreements between Seller and Purchaser with respect to such subject matter shall have no further force or effect, including, without limitation, any proposal letters.

      27. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the Subject State, without giving effect to principals of conflicts of law.

      28. MODIFICATION. This Agreement may only be modified or otherwise amended by a written instrument executed by duly authorized representatives of Seller and Purchaser.

      29. TIME OF ESSENCE. Time is of the essence of this Agreement. In the event this Agreement is not accepted by Seller on or before the Expiration Date of the Offer, and a copy thereof delivered to Purchaser, then this Agreement shall be null and void, and all offers set forth herein shall be deemed withdrawn.

      30. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same instrument.

      31. FACSIMILE. A facsimile copy of this Agreement and any signatures thereon will be considered for all purposes as originals.

      32. INDEPENDENT COUNSEL AND INTERPRETATION. Each party acknowledges that its legal counsel participated in the preparation and drafting of this Agreement, and that each has been or has had the opportunity to be represented by counsel of its own choice throughout all negotiations which preceded the execution of this Agreement, and that they have executed this Agreement with the consent and upon the advice of said counsel. Accordingly, it is agreed that any legal rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply to the interpretation of this Agreement or any addenda, amendments or exhibits thereto to favor any party against the other.

      33. BUSINESS DAYS. All references to "business days" contained in this Agreement are references to normal working business days, i.e., Monday through Friday of each calendar week, exclusive of federal and national bank holidays. If any event hereunder is to occur, or a time period is to expire, on a date which is not a business day, such event will occur or time period shall expire on the next succeeding business day.

      34. 1031 EXCHANGE. The parties acknowledge that each may be consummating the transaction as part of a deferred tax-free exchange ("EXCHANGE") pursuant to Section 1031 of the Internal Revenue Code (the "CODE"). Therefore, either party may assign its right, but not its obligations, to a qualified third party intermediary. Each party agrees to cooperate with the other in connection with such tax deferred exchange; provided, however, that in no event will: (i) Seller be obligated to (a) take title to any relinquished property that Purchaser desires to relinquish, or (b) act as a qualified intermediary; (ii) either party incur any obligation, indebtedness, liability, cost or expense as a result of cooperating with the other to effect such exchange.

      EACH PARTY HEREBY ACKNOWLEDGES THAT IT IS AND WILL BE SOLELY RESPONSIBLE FOR COMPLIANCE WITH ALL LAWS, RULES AND REGULATIONS RELATED TO ITS EXCHANGE, IF ANY. FURTHER, A PARTY CAUSING AN EXCHANGE ACKNOWLEDGES THAT NEITHER THE NON-EXCHANGING PARTY NOR ANY OF ITS AGENTS, REPRESENTATIVES OR AFFILIATES HAS ADVISED THE EXCHANGING PARTY, AND NO SUCH PERSON OR ENTITY HAS ANY OBLIGATION OR DUTY TO ADVISE THE EXCHANGING PARTY, WITH RESPECT TO WHETHER THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT COMPLIES WITH THE LAWS, RULES AND REGULATIONS APPLICABLE TO THE EXCHANGE. FURTHER, EACH PARTY REPRESENTS, WARRANTS AND ACKNOWLEDGES TO THE OTHER THAT IT HAS RELIED UPON ITS OWN TAX AND LEGAL COUNSEL IN DETERMINING COMPLIANCE WITH ALL LAWS, RULES AND REGULATIONS APPLICABLE TO ITS EXCHANGE, IF ANY. THE PROVISIONS OF THIS SECTION WILL SURVIVE THE CLOSING OR TERMINATION OF THIS AGREEMENT.

      35.   CONTEMPORANEOUS CLOSING OF SEPARATE AGREEMENT. Purchaser and
Captec Franchise Capital Partners L.P. III, a Delaware limited partnership (a related entity of Seller) ("RELATED SELLER") are parties to a separate Sale Agreement dated on or about the Effective Date (the "SEPARATE AGREEMENT") pursuant to which Related Seller has agreed to sell, and Purchaser has agreed to buy ten (10) parcels of real property. As a condition to the parties' obligation to consummate the sale and purchase of the

Property under this Agreement, the closing contemplated under the Separate Agreement must occur contemporaneously with the Closing under this Agreement.

      36. REPRESENTATIONS, WARRANTIES AND COVENANTS WITH RESPECT TO THE USA PATRIOT ACT.

            A. All capitalized words and phrases and all defined terms used in the USA Patriot Act of 2001, 107 Public Law 56 (October 26, 2001) (the "PATRIOT ACT") and in other statutes and all orders, rules and regulations of the United States government and its various executive departments, agencies and offices related to the subject matter of the Patriot Act, including, but not limited to, Executive Order 13224 effective September 24, 2001, are hereinafter collectively referred to as the "PATRIOT RULES" and are incorporated into this Section.

            B. Purchaser and Seller hereby represent and warrant, each to the other, that each and every "person" or "entity" affiliated with each respective party or that has an economic interest in each respective party or that has or will have an interest in the transaction contemplated by this Agreement or in any Property that is the subject matter of this Agreement or will participate, in any manner whatsoever, in the purchase and sale of the Properties is, to the best of Purchaser's or Seller's knowledge:

                  (i) not a "blocked" person listed in the Annex to Executive Order Nos. 12947, 13099 and 13224;

                  (ii) in full compliance with the requirements of the Patriot Rules and all other requirements contained in the rules and regulations of the Office of Foreign Assets Control, Department of the Treasury ("OFAC");

                  (iii) operated under policies, procedures and practices, if any, that are in compliance with the Patriot Rules and available to each other for review and inspection during normal business hours and upon reasonable prior notice;

                  (iv) not in receipt of any notice from the Secretary of State or the Attorney General of the United States or any other department, agency or office of the United States claiming a violation or possible violation of the Patriot Rules;

                  (v) not listed as a Specially Designated Terrorist or as a blocked person on any lists maintained by the OFAC pursuant to the Patriot Rules or any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of the OFAC issued pursuant to the Patriot Rules or on any other list of terrorists or terrorist organizations maintained pursuant to the Patriot Rules;

                  (vi) not a person who has been determined by competent authority to be subject to any of the prohibitions contained in the Patriot Rules; and

                  (vii) not owned or controlled by or now acting and or will in the future act for or on behalf of any person or entity named in the Annex or any other list promulgated under the Patriot Rules or any other person who has been determined to be subject to the prohibitions contained in the Patriot Rules.

            C. Each party covenants and agrees that in the event it receives any notice that it or any of its beneficial owners or affiliates or participants become listed on the Annex or any other list promulgated under the Patriot Rules or indicted, arraigned, or custodially detained on charges involving money laundering or predicate crimes to money laundering, the party that receives such notice shall immediately notify the other and the effect of the issuance of a notice pursuant to the Patriot Rules is that this Agreement shall automatically be deemed terminated, in which event the Deposit shall be returned to Purchaser and the parties shall have no further rights or obligations under this Agreement, except for those rights, liabilities or obligations that survive a termination of this Agreement.

      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK - SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement of Sale, effective as of the Effective Date.

PURCHASER:                                             SELLER:

GIBRALTAR 1031 RESTAURANTS, LLC,                       CAPTEC FRANCHISE CAPITAL
A DELAWARE LIMITED LIABILITY COMPANY                   PARTNERS L.P. IV,
                                                       A DELAWARE LIMITED PARTNERSHIP

By:   LMA Holdings, LLC,                               By:   GP4 Asset Acquisition, LLC,
      Its Sole Member                                        a Delaware limited liability
                                                             company,
                                                             Its General Partner
      By: /s/ Russell Geyser
          ---------------------------                        By: /s/ W. Ross Martin
            Russell Geyser, its Sole Member                      ----------------------
                                                             Name: W. Ross Martin
DATED: FEBRUARY  /s/ 15, 2005                                Title: Vice President

Send Notices To:                                       DATED: FEBRUARY  /s/ 15, 2005

Russell Geyser                                         Send Notices To:
P.O. Box 235169
Encinitas, CA 92023                                    Joanna Zabriskie
Telephone: 760.633.1314                                Vice President
Facsimile: 760.633.3723                                24 Frank Lloyd Wright Drive
                                                       Lobby L, Fourth Floor, P.O. Box 544
With a Copy To:                                        Ann Arbor, Michigan 48106-0544
                                                       Telephone: (734) 994-5505
Richard M. Lipton                                      Facsimile: (734) 994-1376
Baker & McKenzie
One Prudential Plaza                                   With a Copy To:
1031 East Randolph Drive
Chicago, Illinois 60601                                Glenn D. Taxman, Esq.
Telephone: 312.861.7590                                Much Shelist
Facsimile: 312.861.2899                                2030 Main Street, Suite 1200
                                                       Irvine, California 92614
And                                                    Telephone: (949) 851-7475
                                                       Facsimile: (312) 521-2100
John R. Nyweide
Holland & Knight LLP
131 South Dearborn Street, 30th Floor
Chicago, Illinois 60603
Telephone: 312.715.5740
Facsimile: 312.715.5740

*JOHN GETS A DUPLICATE SET OF THE TITLE COMMITMENTS, SURVEYS AND LEASES

                        LIST OF EXHIBITS AND SCHEDULES

EXHIBITS

A:    Addresses of the Land

B-1 through B-12:  Legal Descriptions of the Land

C:    Schedule of Leases

C-1:  Rent Roll

D:    Earnest Money Escrow Agreement

E-1 through E-12: Form of Deed(s)

F:    Form of Assignment of Leases

G:    Form of  Non-Foreign Persons Affidavit

H:    Form of Notice to Tenant

SCHEDULES

1:    List of Violations

2     List of Litigation

3:    List of Condemnation

                                   EXHIBIT A

                             ADDRESSES OF THE LAND

     PROPERTY ADDRESS                 CITY               STATE        COUNTY           ZIP
     ----------------                 ----               -----        ------           ---
27590 Orchard Lake Road           Farmington Hills        MI          Oakland         48334
2224 US 1 Roosevelt               Trevose                 PA          Bucks           19053
5714 E. Virginia Beach            Norfolk                 VA          Norfolk         23502
3624 California Avenue            Bakersfield             CA          Kern            93301
32270 Van Dyke                    Warren                  MI          Macomb          48089
67556 Main Street                 Richmond                MI          Macomb          48062
775 Vista Ridge Mall Drive        Lewisville              TX          Denton          75067
2336 E. Baseline Road             Mesa                    AZ          Maricopa        85204
675 Sunland Park Drive            El Paso                 TX          El Paso         79912
620 Harvey Rd.                    College Station         TX          Brazos          74880
10554 Harrison Ave.               Harrison                OH          Hamilton        45030
7415 Thomas Rd.                   Phoenix                 AZ          Maricopa        85033

                                  EXHIBIT B-1

          LEGAL DESCRIPTION OF 675 SUNLAND PARK DRIVE, EL PASO, TEXAS

Land situated in the CITY of EL PASO, County of EL PASO, State of ARIZONA, particularly described as:

      (i) A portion of Lot 1, Block 6, CORONADO DEL SOL, UNIT TWO, an Addition to the City of El Paso, El Paso County, Texas according to the plat thereof on file in Volume 69, Page 30, Real Property Records, El Paso County, Texas (the "Land"), said portion being more particularly described by metes and bounds as follows;

      COMMENCING for reference at the City Monument at the centerline intersection of Mesa Hills Drive and Sunland Park Drive from which the City Monument at Bluff Ridge Drive bears North 55 degrees, 55 minutes 09 seconds West, a distance of 850.90 feet;

      THENCE, along the centerline of said Mesa Hills Drive, North 35 degrees 03 minutes 02 seconds West, a distance of 245.04 feet to a point;

      THENCE, leaving said centerline, North 54 degrees 56 minutes 58 seconds East, a distance of 72.00 feet to a point in the northeasterly right-of-way line of said Mesa Hills Drive;

      THENCE, leaving said right of way line, North 45 degrees 01 minutes 02 seconds East, a distance of 182.50 feet to a set 1/2" rebar and POINT OF BEGINNING for the herein described tract;

      THENCE, North 45 degrees 01 minutes 02 seconds East, a distance of 181.78 feet to a set 1/2" rebar;

      THENCE, South 90 degrees 00 minutes 00 seconds East, a distance of 67.75 feet to a set 1/2" rebar;

      THENCE, South 44 degrees 58 minutes 30 seconds East, a distance of 341.21 feet to a set 1/2" rebar in the northerly right of way line of Sunland Park Drive;

      THENCE, along said right of way line, the following three courses:

      South 60 degrees 07 minutes 18 seconds West, a distance of 59.09 feet to a set 1/2" rebar;

      North 44 degrees 58 minutes 30 seconds West, a distance of 10.99 feet to a set 1/2" rebar at the beginning of a curve to the right;

      Along the arc of said curve (Delta Angle 05 degrees 47 minutes 57 seconds, Radius 1,837.08 feet, Chord South 85 Degrees 10 minutes 41 seconds West, 185.86 feet) a distance of 185.94 feet to a set 1/2" rebar;

      THENCE, leaving said right of way line, North 21 degrees 54 minutes 37 seconds West, a distance of 4.75 feet to a set 1/2" rebar;

                                   B-1, Page-1

      THENCE, North 44 degrees 58 minutes 58 seconds West, a distance of 294.29 feet to the POINT OF BEGINNING and containing 78,056 feet or 1.792 acres of land.

      (ii) all buildings and other improvements situated on the Land and all fixtures and other property affixed thereto;

      (iii) all and singular the rights and appurtenances pertaining to the Land and improvements, including any right, title and interest of Grantor in and to adjacent streets, alleys or right-of way;

      (iv) all of Grantor's right, title and interest in and to or arising under that certain non-exclusive Access Easement Agreement executed by Hunt Building Corporation, and recorded at Volume 2768, Page 171 of the Real Property Records, El Paso County, Texas; and all of Grantor's right, title and interest in and to or arising under that certain non-exclusive Reciprocal Easement and Operation Agreement dated 07/18/94, recorded in Volume 2768, Page 187, Real Property Records of El Paso County, Texas, (hereinafter called "Easement Tract");

      (all of the foregoing hereinafter called the "Conveyed Properties"). This conveyance is made and accepted subject to the encumbrances described in Exhibit "A" attached hereto and made a part hereof (hereinafter called the "Permitted Encumbrances").

                                  B-1, Page-2

                                   EXHIBIT B-2

      LEGAL DESCRIPTION OF 3624 CALIFORNIA AVENUE, BAKERSFIELD, CALIFORNIA

Land situated in the CITY of BAKERSFIELD, County of KERN, State of CALIFORNIA, particularly described as:


ALL THAT CERTAIN LAND SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF KERN AND IS DESCRIBED AS FOLLOWS:

PARCEL 1:

THAT PORTION OF THE NORTHEAST QUARTER OF THE NORTHWEST QUARTER OF THE NORTHEAST QUARTER OF SECTION 35, TOWNSHIP 29 SOUTH, RANGE 27 EAST, M.D.B.M., IN THE COUNTY OF KERN, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHEAST CORNER OF SAID SECTION 35, THENCE SOUTH 00 DEGREES 52' 47" WEST, TO A POINT OF THE CENTERLINE OF CALIFORNIA AVENUE; THENCE ALONG SAID CENTERLINE NORTH 89 DEGREES 05'56" WEST, 70.66 FEET TO A POINT ON A CURVE CONCAVE TO THE SOUTHEAST, WITH A RADIUS OF 3500 FEET; THENCE ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 20 DEGREES 01'59" AN ARC DISTANCE OF 1223.75 FEET; THENCE SOUTH 70 DEGREES 52'05" WEST, 90.54 FEET TO THE POINT OF INTERSECTION OF THE CENTERLINES OF CALIFORNIA AVENUE AND REAL ROAD; THENCE CONTINUING SOUTH 70 DEGREES 52'05" WEST 81.69 FEET TO A POINT; THENCE NORTH 15 DEGREES 43'58" WEST
49.76 FEET; THENCE NORTH 04 DEGREES 44'25" EAST, 5.84 FEET TO THE TRUE POINT OF BEGINNING OF THIS DESCRIPTION, WHICH TRUE POINT IS HEREINAFTER CALLED "POINT A", THENCE SOUTH 70 DEGREES 52'05" WEST 210.00 FEET; THENCE NORTH 19 DEGREES 07' 55" WEST, 160 FEET; THENCE NORTH 70 DEGREES 52'05" EAST 295.47 FEET' THENCE SOUTH 13 DEGREES 52'54 WEST, 87.59 FEET; THENCE SOUTH 04 DEGREES 44'25" WEST
94.35 FEET TO SAID POINT A.

EXCEPTING THEREFROM ANY PORTION LYING WITHIN EASTON DRIVE AS SHOWN ON MAP OF TRACT 3202 RECORDED OCTOBER 24, 1968 IN BOOK 16 PAGES 174, 175 AND 176 OF MAPS, KERN COUNTY RECORDS.

EXCEPTING THEREFROM ALL OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS, NATURAL GAS RIGHTS, AND OTHER HYDROCARBORNS BY WHATSOEVER NAME KNOW THAT MAY BE WITHIN OR UNDER THE PARCEL OF LAND HEREINABOVE DESCRIBED, TOGETHER WITH THE PERPETUAL RIGHT OF DRILLING, MINING, EXPLORING, AND OPERATING THEREOF AND REMOVING THE SAME FROM SAID LAND, OR ANY OTHER LAND, INCLUDING THE RIGHT TO WHIPSTOCK OR DIRECTIONALLY DRILL AND MINE FROM LANDS OTHER THAN THESE HEREINABOVE DESCRIBED, OIL OR GAS WELLS, TUNNELS AND SHAFTS INTO, THROUGH OR ACROSS THE SUBSURFACE OF THE LAND HEREINABOVE DESCRIBED AND TO BOTTOM SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNELS, AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF, AND TO REDRILL, RETUNNEL, EQUIP., MAINTAIN, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES, WITHOUT, HOWEVER, THE RIGHT TO DRILL, MINE, EXPLORE AND OPERATE THROUGH THE SURFACE OR THE UPPER 100 FEET OF THE SUBSURFACE OF THE LAND HEREINABOVE

                                   B-2, Page-1

DESCRIBED OR OTHERWISE IN SUCH MANNER AS TO ENDANGER THE SAFETY OF ANY HIGHWAY THAT MAY BE CONSTRUCTED ON SAID LANDS.

PARCEL 2:

THAT PORTION OF THE NORTHEAST QUARTER OF THE NORTHWEST QUARTER OF THE NORTHEAST QUARTER OF SECTION 35, TOWNSHIP 29 SOUTH, RANGE 27 EAST, M.D.B.M., IN THE COUNTY OF KERN, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT A, AS HEREINABOVE DESCRIBED, THENCE SOUTH 70 DEGREES 52'05" WEST 210 FEET; THENCE SOUTH 19 DEGREES 07'55" EAST, 85.00 FEET; THENCE NORTH 70 DEGREES 52'05" EAST, 16.56 FEET; THENCE NORTH 13 DEGREES 32'54" EAST
71.29 FEET; THENCE NORTH 70 DEGREES 52'05" EAST, 115.35 FEET; THENCE NORTH 43 DEGREES 01'34" EAST 42.11 FEET THENCE NORTH 04 DEGREES 44'25" EAST 5.84 FEET TO SAID POINT A.

EXCEPTING THEREFROM ALL OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS, NATURAL GAS RIGHTS, AND OTHER HYDROCARBORNS BY WHATSOEVER NAME KNOW THAT MAY BE WITHIN OR UNDER THE PARCEL OF LAND HEREINABOVE DESCRIBED, TOGETHER WITH THE PERPETUAL RIGHT OF DRILLING, MINING, EXPLORING, AND OPERATING THEREOF AND REMOVING THE SAME FROM SAID LAND, OR ANY OTHER LAND, INCLUDING THE RIGHT TO WHIPSTOCK OR DIRECTIONALLY DRILL AND MINE FROM LANDS OTHER THAN THESE HEREINABOVE DESCRIBED, OIL OR GAS WELLS, TUNNELS AND SHAFTS INTO, THROUGH OR ACROSS THE SUBSURFACE OF THE LAND HEREINABOVE DESCRIBED AND TO BOTTOM SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNELS, AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF, AND TO REDRILL, RETUNNEL, EQUIP., MAINTAIN, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES, WITHOUT, HOWEVER, THE RIGHT TO DRILL, MINE, EXPLORE AND OPERATE THROUGH THE SURFACE OR THE UPPER 100 FEET OF THE SUBSURFACE OF THE LAND HEREINABOVE DESCRIBED OR OTHERWISE IN SUCH MANNER AS TO ENDANGER THE SAFETY OF ANY HIGHWAY THAT MAY BE CONSTRUCTED ON SAID LANDS.

                                  B-2, Page-2

                                   EXHIBIT B-3

          LEGAL DESCRIPTION OF 620 HARVEY ROAD, COLLEGE STATION, TEXAS

Land situated in the CITY of COLLEGE STATION, County of BRAZOS, State of TEXAS, particularly described as:

Being all that certain 1.589 acre tract or parcel of land, lying and being situated in the MORGAN RECTOR LEAGUE, Abstract No. 46, College Station, Brazos County, Texas, and being a portion out of that same 10.77 acre tract conveyed from Pool Portfolio Properties to the Hartnett Group, Ltd., as described by deed recorded in Volume 3091, page 1571 of the Official Records of Brazos County, Texas, said 1.589 acre tract being more particularly described as follows:

BEGINNING at a 1/2" iron rod found marking the north corner of said 10.77 acre tract, the west corner of Woodstock, Section 1, as depicted by plat recorded in Volume 436, page 481 of the Deed Records of Brazos County, Texas, and lying in the southeast right-of-way line of Harvey Road, also known as Texas State Highway No. 30;

THENCE S 44 degrees 55 minutes 05 seconds E - 365.00 feet with the northeast line of said 10.77 acre tract and the southwest line of said Woodstock, Section 1, to a 24" diameter post oak tree found for corner;

THENCE S 42 degrees 18 minutes 55 seconds W - 47.24 feet across said 10.77 acre tract with the southeast line of said proposed Lot 4 to a 1/2" iron rod set for angle point;

THENCE S 29 degrees 04 minutes 16 seconds W - 24.83 feet with said proposed lot line to a 1/2" iron rod set for corner;

THENCE S 78 degrees 22 minutes 29 seconds W - 28.23 feet with said proposed lot line to a 1/2" iron rod set for angle point;

THENCE N 74 degrees 30 minutes 02 seconds W - 39.63 feet with said proposed lot line to a 1/2" iron rod set for angle point;

THENCE S 87 degrees 03 minutes 47 seconds W - 41.78 feet with said proposed lot line to a 1/2" iron rod set for angle point;

THENCE S 87 degrees 44 minutes 30 seconds W - 51.18 feet with said proposed lot line to a 1/2" iron rod set for angle point;

THENCE N 69 degrees 26 minutes 40 seconds W - 65.76 feet with said proposed lot line to a 1/2" iron rod set for angle point;

THENCE N 49 degrees 35 minutes 14 seconds W - 63.17 feet with said proposed lot line to a 1/2" iron rod set for angle point;

THENCE N 37 degrees 14 minutes 25 seconds W - 72.55 feet with said proposed lot line to a 1/2" iron rod set for angle point;

                                   B-3, Page-1

THENCE N 59 degrees 08 minutes 27 seconds W - 10.41 feet with said proposed lot line to a 1/2" iron rod set for angle point;

THENCE N 73 degrees 56 minutes 01 seconds W - 49.91 feet with said proposed lot line to a 1/2" iron rod set for angle point;

THENCE N 82 degrees 23 minutes 54 seconds W - 20.21 feet with said proposed lot
line to a   1/2" iron rod set for corner in said Harvey Road right-of-way line;

THENCE N 45 degrees 45 seconds 53 seconds E - 244.74 feet with said right-of-way line to the PLACE OF BEGINNING, and containing 1.589 acres of land.

Said 1.589 acre tract to be known as Lot 4, West Wolf Pen Creek Subdivision, a proposed subdivision in the City of College Station, Brazos County, Texas.

                                  B-3, Page-2

                                   EXHIBIT B-4

    LEGAL DESCRIPTION OF 27590 ORCHARD LAKE ROAD, FARMINGTON HILLS, MICHIGAN

Land situated in the CITY of FARMINGTON HILLS, County of OAKLAND, State of MICHIGAN, particularly described as:

A parcel of land being part of the Northwest 1/4 of Section 14, Town 1 North, Range 9 East, Farmington Township, now City of Farmington Hills, Oakland County, Michigan, more particularly described as: Beginning at a point distant North 87 degrees 31 minutes 36 seconds East, 66.00 feet and South 02 degrees 21 minutes 49 seconds East, 238.00 feet from the Northwest corner of Section 14, proceeding thence North 87 degrees 31 minutes 36 seconds East, 225.00 feet; thence South 02 degrees 21 minutes 49 seconds East, 52.00 feet; thence North 87 degrees 31 minutes 36 seconds East, 69.15 feet; thence South 02 degrees 21 minutes 49 seconds East, 5.00 feet; thence North 87 degrees 31 minutes 36 seconds East, 101.19 feet; thence South 02 degrees 33 minutes 54 seconds 219.26 feet to the Northerly right of way line of State Highway I-696; thence along said right of way North 61 degrees 26 minutes 00 seconds West, 141.20 feet; thence along said right of way South 87 degrees 51 minutes 11 seconds West,
160.70 feet; thence along said right of way North 59 degrees 07 minutes 02 seconds West, 136.66 feet to the Easterly line of Orchard Lake Road (126 feet wide); thence along said Easterly line North 02 degrees 21 minutes 49 seconds West, 127.40 feet to the point of beginning. Together with non-exclusive easements for ingress and egress set forth in instruments recorded in Liber 6735, Page 848 and in Liber 7231, Page 303, Oakland County Records, described as follows:

Easement Parcel No. 1:

A non-exclusive easement for ingress and egress over the following described land: Part of the Northwest 1/4 of Section 14, Town 1 North, Range 9 East, Farmington Township, now City of Farmington Hills, Oakland County, Michigan, more particularly described as: Beginning at a point distant North 87 degrees 31 minutes 36 seconds East 285.00 feet from the Northwest corner of Section 14, proceeding thence North 87 degrees 31 minutes 36 seconds East 12.15 feet; thence South 02 degrees 21 minutes 49 seconds East 27.00 feet; thence South 87 degrees 31 minutes 36 seconds West 12.15 feet; thence North 02 degrees 21 minutes 49 seconds West 27.00 feet to the point of beginning.

Easement Parcel No. 2 ( As Amended)

A non-exclusive easement for ingress and egress over the following described land: Part of the Northwest 1/4 of Section 14, Town 1 North, Range 9 East, City of Farmington Hills, Oakland County, Michigan, described as follows:
Beginning a point distant North 87 degrees 31 minutes 36 seconds East 291.00 feet from the Northwest corner of Section 14, thence South 02 degrees 21 minutes 49 seconds East, 60 feet; thence North 87 degrees 31 minutes 36 seconds East, 80.15 feet to the point of beginning; thence South 02 degrees 21 minutes 49 seconds East, 205 feet; thence North 87 Degrees 31 minutes 36 seconds East, 22 feet; North 02 degrees 21 minutes 49 seconds West, 205 feet; thence South 87 degrees 31 minutes 36 seconds West, 22 feet to the point of beginning.

Easement Parcel No. 3:

A non-exclusive easement for ingress and egress over the following described land: Part of the Northwest 1/4 of Section 14, Town 1 North, Range 9 East, City of Farmington Hills, Oakland County, Michigan, more particularly described as beginning at a point distant North 87 degrees 31 minutes 36 seconds East,

                                   B-4, Page-1

291.00 feet along the centerline of Twelve Mile Road (120 feet wide) and South 02 degrees 21 minutes 49 seconds East, 238.00 feet and North 87 degrees 31 minutes 36 seconds East, 72.15 feet from the Northwest corner of said section 14; thence continuing North 87 degrees 31 minutes 36 seconds East, 8.00 feet; thence South 02 degrees 21 minutes 49 seconds East, 27.00 feet; thence 87 degrees 31 minutes 36 seconds West, 8.00 feet; thence North 02 degrees 21 minutes 49 seconds West, 27.00 feet to the point of beginning.

Easement Parcel No. 3-A:

Part of the Northwest 1/4 of Section 14, Town 1 North, Range 9 East, City of Farmington Hills, Oakland County, Michigan, described as follows:

Beginning at a point distant North 87 degrees 31 minutes 36 seconds East 291 feet from the Northwest corner of Section 14; thence South 02 degrees 21 minutes 49 seconds East 60 feet; thence North 87 degrees 31 minutes 36 seconds East 72.15 feet; thence South 02 degrees 21 minutes 49 seconds East, 205 feet to the point of beginning; thence South 87 degrees 31 minutes 36 seconds West 3 feet; thence South 02 degrees 21 minutes 49 seconds East 30 feet; thence North 87 degrees 31 minutes 36 seconds East 34 feet; thence North 02 degrees 21 minutes 49 seconds West 30 feet; thence South 87 degrees 31 minutes 36 seconds West 31 feet to the point of beginning.

                                  B-4, Page-2

                                   EXHIBIT B-5

         LEGAL DESCRIPTION OF 2224 US 1 ROOSEVELT, TREVOSE, PENNSYLVANIA

Land situated in the TOWNSHIP of BENSALEM, County of BUCKS, State of PENNSYLVANIA, particularly described as:


ALL THAT CERTAIN tract of land situate in the Township of Bensalem, County of Bucks, Commonwealth of Pennsylvania, as shown on As-Built Plan of Survey prepared for Steak and Ale of Pennsylvania, Inc. by Urwiler & Walter, Inc. dated June 21, 1989.

BEGINNING at a point on the Northwesterly sideline of Lincoln Highway, Route 1, S.R. 001, said point being located 378 feet more or less, measured Southwesterly from the intersection of said sideline with the centerline of Old Lincoln Highway; thence extending along said sideline of Lincoln Highway South 47 degrees 46 minutes 18 seconds West 284.96 feet to a point in line of lands of Steven H. and Berton E. Korman; thence extending along said lands the following ten (10) courses and distances: (1) North 42 degrees 13 minutes 42 seconds West 55.00 feet to a point (2) North 74 degrees 37 minutes 33 seconds West 152.07 feet to a point (3) South 83 degrees 00 minutes 51 seconds West
52.20 feet to a point (4) North 59 degrees 43 minutes 49 seconds West 42.72 feet to a point (5) South 79 degrees 09 minutes 27 seconds West 42.72 to a point (6) North 01 degrees 48 minutes 32 seconds West 112.17 feet to a point
(7) South 88 degrees 11 minutes 28 seconds West 73.68 feet to a point (8) North 01 degree 48 minutes 32 seconds West 45.00 feet to a point (9) North 29 degrees 54 minutes 50 seconds West 54.41 feet to a point (10) North 60 degrees 05 minutes 40 seconds East 222.00 feet to a point; thence continuing along lands of Steven H. and Berton E. Korman and extending along lands of Bucks County Industrial Development Authority South 29 degrees 54 minutes 56 seconds East
266.00 feet to a point; thence continuing along lands of Bucks County Industrial Development Authority North 47 degrees 45 minutes 40 seconds East
240.78 feet to a point in line of lands of Ross Pizza, Inc., thence extending along said lands South 42 degrees 14 minutes 20 seconds East 189.93 feet to the point and place of beginning.

TOGETHER WITH the benefits of those certain Easements and/or Agreements as follows: (1) Memorandum of Agreement recorded in Deed Book 2041 page 727 and Deed Book 2173 page 539 as assigned in Deed Book 2264 page 410 and (2) Reciprocal Easement Agreement recorded in Deed Book 2570 page 614 as amended in Deed Book 2599 page 406.

BEING COUNTY PARCEL NUMBER 2-1-2-7

BEING THE SAME PREMISES WHICH S&A RESTAURANT CORP., A DELAWARE CORPORATION BY DEED DATED JULY 25, 1989 AND RECORDED JULY 27, 1989 IN THE OFFICE FOR THE RECORDING OF DEEDS, IN AND FOR THE COUNTY OF BUCKS, COMMONWEALTH OF PENNSYLVANIA IN LAND RECORD BOOK 74 PAGE 2163 GRANTED AND CONVEYED UNTO S&A PROPERTIES CORP., A DELAWARE CORPORATION, ITS SUCCESSORS AND ASSIGNS, IN FEE.

                                   B-5, Page-1

                                   EXHIBIT B-6

         LEGAL DESCRIPTION OF 5714 E. VIRGINIA BEACH, NORFOLK, VIRGINIA

Land situated in the CITY of NORFOLK, County of NORFOLK, State of VIRGINIA, particularly described as:

PARCEL ONE:

All that certain lot, piece or parcel of land, together with the appurtenances thereunto appertaining, lying, situate and being in the City of Norfolk, Virginia, and known, numbered and designated as "LOT D-1", as shown on that certain plat entitled "PLAT SHOWING SUBDIVISION NUMBER THREE OF PROPERTY OF MILITARY SQUARE, INC., NORFOLK, VIRGINIA", dated June 2, 1976, revised June 17, 1976 and revised ____23, 1976, and made by Hassell and Folkes, surveyors and Engineers and duly recorded in the Clerk's Office of the Circuit Court of the City of Norfok, Virginia, in Map Book 29, Page 137.

LESS AND EXCEPT that portion of the above property conveyed for road widening by instrument recorded in Deed Book 2711, page 445 and shown in SHPB 8, page 219.

PARCEL TWO:
TOGETHER WITH:

A fifty (50) foot wide strip over and across Parcel Eleven (11) in that Deed from Military Square, Inc., et al, to Equitable Life Assurance Society of the United States, recorded in Deed Book 1370, page 350 in the Clerk's Office of the Circuit Court of the City of Norfolk, Virginia, and being more particularly described as:

BEGINNING at a point on the southern line of Virginia Beach Boulevard where the western line of the parcel identified as "DURAND" on a plat entitled "SUBDIVISION NUMBER THREE OF PROPERTY OF MILITARY SQUARE, INC.", dated December 1, 1969 and recorded in the Clerk's Office of the Circuit Court of the City of Norfolk, Virginia in Map Book 25, page 95 intersects; from said point of beginning South 7 degrees 49 minutes 22 seconds West, 227.26 feet along the western line of "DURAND" to a point; thence North 82 degrees 10 minutes 38 seconds West, 50.00 feet to the southeastern corner of the parcel identified as Lot D-1 on a "Plat Showing Subdivision of a Portion of Lot D as Shown on Subdivision Number Three of Property of Military Square, Inc.", dated June 23, 1976 and recorded in the clerk's Office of the Circuit Court of the City of Norfolk, Virginia, in Map Book 29, page 137; thence along the eastern line of said "Lot D-1" North 7 degrees 49 minutes 22 seconds East, 225.00 feet to the southern line of Virginia Beach Boulevard; thence along the southern line of Virginia Beach Boulevard South 85 degrees 36 minutes 37 seconds East, 21.04 feet and South 84 degrees 09 minutes 02 seconds East, 29.01 feet to the point of beginning.

PARCEL THREE:
ALSO TOGETHER WITH:
An easement approximately 50 feet in width for ingress and egress, being bounded and described as follows:

                                  B-6, Page-1

BEGINNING at a point at the southeastern corner of Lot D-1 as shown on a plat entitled "PLAT SHOWING SUBDIVISION OF A PORTION OF LOT D AS SHOWN ON SUBDIVISION NUMBER THREE OF PROPERTY OF MILITARY SQUARE, INC.", dated June 23,1976, and recorded in the Clerk's Office of the Circuit Court of the City of Norfolk, Virginia, in Map Book 29, at page 137, said southeastern corner being located 225 feet more or less from the southern right of way line of Virginia Beach Boulevard, and from said point of beginning S 7 degrees 49 minutes 22 seconds West 408.66 feet to a point on the southern boundary line of Lot S as shown on a plat recorded in the aforesaid Clerk's Office in Map Book 30, page 53, and from said point South 5 degrees 53 minutes 28 seconds East 46.84 feet to a point on the outside perimeter of the Ring Road which surrounds Military Circle Shopping Center; thence in a northeasterly direction along a 1425 foot radius curve to the right an arch length of 58.46 feet to a point, being the intersection of the southern boundary line of property owned by the Virginia Electric and Power Company and the Ring Road; thence North 82 degrees 10 minutes 38 seconds West 12.41 feet along the southern lot line of a parcel of property now or formerly owned by the Virginia Electric and Power Company; thence continuing North 82 degrees 10 minutes 38 seconds West 9.0 feet to a point; thence North 7 degrees 49 minutes 22 seconds East 383.67 feet to a point on the western boundary line of property referred to in the aforesaid Easement Agreement recorded in Deed Book 1384, page 84, as the Durand property; thence North 82 degrees 10 minutes 38 seconds West 50 feet to the point of beginning.

PARCEL FOUR:
AND ALSO TOGETHER WITH:

A ten (10) foot sewer easement to be centered on a line beginning at a point on the eastern line of a parcel identified as "Lot D-1" on a "PLAT SHOWING SUBDIVISION OF A PORTION OF LOT D AS SHOWN ON SUBDIVISION NUMBER THREE OF PROPERTY OF MILITARY SQUARE, INC.", dated June 23, 1976, and recorded in the clerk's Office of the Circuit Court of the City of Norfolk, Virginia, in Map Book 29, at page 137, which point is South 7 degrees 49 minutes 22 seconds West, 155.00 feet from the southern line of Virginia Beach Boulevard; thence South 82 degrees 10 minutes 38 seconds East, 5.00 feet to a point; thence South 7 degrees 49 minutes 22 seconds West, 443.63 feet to a point; thence North 82 degrees 10 minutes 38 seconds West, 75.00 feet to and extending 5.00 feet past an existing sanitary sewer manhole.

PARCEL FIVE:

All that certain lot, piece or parcel of land, with the appurtenances thereunto belonging, lying, situate and being in the City of Norfolk, Virginia, and being more particularly described as follows, to-wit:

BEGINNING at point being the southwest corner of Lot D-1 as shown in Map Book 29, page 137, in the Clerk's Office of the Circuit Court of the City of Norfolk, Virginia; thence North 82 degrees 10 minutes 38 seconds West a distance of 191.55 feet to a point for a corner, said point lying on the easterly right of way line of Military Highway; thence North 51 degrees 24 minutes 41 seconds East along said easterly line a distance of 271.43 feet to a point; said point lying on a curve to the right having a central angle of 00 degrees 43 minutes 59 seconds and whose center bears South 22 degrees 50 minutes 06 seconds East 399.34 feet; thence northeasterly along said curve and arc distance of 5.11 feet to a point for a corner, said point being the northwest corner of the above described Lot D-!; thence South 07 degrees 49 minutes 22 seconds West a distance of 199.18 feet to the point and place of beginning.

It being the same property conveyed to CAPTEC FRANCHISE CAPITAL PARTNERS LP IV, a Delaware LP, by deed form S&A PROPERTIES CORP., formerly known as STEAK AND ALE RESTAURANTS OF AMERICA INC. and formerly known as STEAK AND ALE OF VIRGINIA, INC., dated June 11, 1998 and filed for record as Instrument No. 980029642.

                                  B-6, Page-2

                                  EXHIBIT B-7

             LEGAL DESCRIPTION OF 32270 VAN DYKE, WARREN, MICHIGAN

Land situated in the CITY of WARREN, County of MACOMB, State of MICHIGAN, particularly described as:


Lots 39 through 50, both inclusive, including the adjoining one-half of the vacated public alley at the rear thereof of Trembleton Subdivision of part of the northwest 1/4 of Section 3, town 1 north, range 12 east, Warren Twp., (now City of Warren) Macomb County Records, Michigan as recorded in liber 9 of plats, pages 51 and 52 of Macomb County Records, also described as beginning at the northwest corner of said Lot 50, said point located due south along the west line of Section 3 a distance of 2039.84 feet and north 88 degrees 54 minutes 30 seconds east 60.00 feet from the northwest corner of Section 3; thence continuing north 88 degrees 54 minutes 30 seconds east along the south line of 50 feet wide Jenny Ave. 109 feet, thence due south 240.00 feet thence south 88 degrees 54 minutes 30 seconds west 109.00 feet to the east line of 120 feet wide Van Dyke Ave., thence due north along said east line 240.00 feet to the point of beginning.

Commonly known as:32270 Van Dyke
Parcel Identification No.13-03-151-046

                                  B-7, Page-1

                                  EXHIBIT B-8

          LEGAL DESCRIPTION OF 67556 MAIN STREET, RICHMOND, MICHIGAN

Land situated in the CITY of RICHMOND, County of MACOMB, State of MICHIGAN, particularly described as:


Lot 27 and Lot 28, except that part of Lot 28 described as: Beginning at the southeast corner of Lot 28; thence north 58 degrees 14 minutes west 108.47 feet; thence north 29 degrees 05 minutes east 147.75 feet; thence south 58 degrees 14 minutes east 80 feet to east line of Lot 28; thence south 18 degrees 17 minutes 10 seconds west 151.77 feet to point of beginning, Supervisor's Plat No. 1, according to the plat thereof as recorded in liber 16, page(s) 44 of Plats, Macomb County Records

AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

All that certain lot or parcel of ground situate in the City of Richmond, County of Macomb, State of Michigan, bounded and described as follows:
Beginning at a point located on the north right-of-way line of Michigan State Highway Route 19 (Main Street), said point being situated at the southeast corner of Lot 28 herein described; thence from the place of beginning along the aforementioned north right-of-way line of Michigan State Highway Route 19 (Main Street), north 58 degrees 14 minutes 00 seconds west for a distance of 118.14 feet to a point; thence north 17 degrees 48 minutes 11 seconds east for a distance of 1,078.43 feet to a point; thence south 89 degrees 34 minutes 30 seconds east for a distance of 230.00 feet to a point; thence south 17 degrees 42 minutes 40 seconds west for a distance of 1,050.04 feet to a point; thence north 58 degrees 14 minutes 00 seconds west for a distance of 80.00 feet to a point; thence south 29 degrees 05 minutes 00 seconds west for a distance of
147.75 feet to the place of beginning.

Commonly known as: 67556 Main Street
Parcel Identification No.:  06-01-426-032

                                  B-8, Page-1

                                  EXHIBIT B-9

           LEGAL DESCRIPTION OF 10554 HARRISON AVE., HARRISON, OHIO

Land situated in the CITY of HARRISON, County of HAMILTON, State of OHIO, particularly described as:


Situate in Section 20, Town 2, Range 1 East, Harrison Township, City of Harrison, Hamilton County, Ohio and being more particularly described as follows:

Beginning at a point in the centerline of Harrison Avenue, said point being South 52* 52' 32" East, 345.00 feet from the centerline intersection of said Harrison Avenue and Stone Road; thence from said point of beginning, North 37* 07' 28" East, 277.50 feet to a point; thence South 52* 52' 32" East, 102.50 feet to a point; thence along an arc deflecting to the right, having a radius of 35.00 feet, a distance of 54.98 feet, the chord of said arc bears South 07* 52' 32" East, 49.50 feet to a point; thence South 37* 07' 28" West, 242.50 feet to a point in the centerline of aforesaid Harrison Avenue; thence with said centerline, North 52* 52' 32" West, 137.50 feet to the point of beginning. Containing 0.870 acres of land, 0.126 acre of which lies within the right of way of Harrison Avenue, leaving net area of 0.744 acres.

Together with Declaration of Reciprocal Easements and Restrictive Covenants by and between Tipton Partners A and Taco Bell Corp., dated October 11, 1989, filed for record November 21, 1989 and recorded in Official Record 5148, page 158 of the Hamilton County, Ohio Records.

PRIOR DEED REFERENCE:  Official Record 8052, Page 2051

Also described as follows pursuant to survey by Millman Surveying, Inc., performed by Deron J. Millman Professional Surveyor No. S-7717.

Situate in Section 20, Town 2, Range 1 East, Harrison Township, City of Harrison, Hamilton County, Ohio and being more particularly described as follows:

Beginning at a railroad spike found in the centerline of Harrison Avenue, said spike being South 52* 52' 32" East 345 feet from the centerline intersection of said Harrison Avenue and Stone Road; thence from said point of beginning, North 37* 07' 28" East passing through a capped rebar found at 40.00 feet, a total distance of 277.50 feet to a Mag Nail Set; thence South 52* 52' 32" East,
102.50 feet to a Mag Nail Set; thence along an arc deflecting to the right, having a radius of 35.00 feet, a distance of 54.98 feet, the chord of said arc bears South 07* 52' 32" East, 49.50 feet to a Mag Nail Set; thence South 37* 07' 28" West, 242.50 feet to a Mag Nail Set in the centerline of aforesaid Harrison Avenue (witness a 1/2" capped rebar set 40.00 feet distant therefrom along the last described course); thence with said centerline, North 52* 52' 32" West, 137.50 feet to the point of beginning. Containing 0.870 acres (37,897 square feet) of land.

Tax Parcel No. 561-0015-0474
Property located at 10554 Harrison Avenue, Harrison, Ohio  45030

                                  B-9, Page-1

                                 EXHIBIT B-10

      LEGAL DESCRIPTION OF 775 VISTA RIDGE MALL DRIVE, LEWISVILLE, TEXAS

Land situated in the CITY of LEWISVILLE, County of DENTON, State of TEXAS, particularly described as:


Being a 1.563 acre tract of land known as Lot 4B-R, Block A, Vista Ridge Court Addition, an Addition to the City of Lewisville, Denton County, Texas, according to the Plat recorded in Cabinet O, Page 188, of the Plat Records, Denton County, Texas, and being more particularly described by metes and bounds as follows:

BEGINNING at an "x" cut in concrete found for corner for the most easterly corner of said Lot 4B-R located on the westerly right-of-way line of Vista Ridge Mall Drive (a 70 Foot wide right-of-way), said "x" cut in concrete also being the most southerly corner of Lot 1, Block A, Vista Ridge Court Addition, to the City of Lewisville, Denton County, Texas, according to the Plat recorded in Cabinet 1, Page 258, of the Plat Records, Denton County, Texas;

THENCE South 33 degrees 38 minutes 27 seconds West, along said westerly right-of-way line and the southeast line of said Lot 4B-R, a distance of 37.71 feet to a 1/2 inch iron rod with yellow cap marked RPLS 3989 set for corner, said point also being the beginning of a curve to the right whose radius point bears North 56 degrees 21 minutes 33 seconds West, 240.00 feet;

THENCE Southwesterly with said westerly right-of-way line and southeast line of said Lot 4B-R through a central angle of 12 degrees 34 minutes 41 seconds, an arc distance of 52.69 feet to a 1/2 inch iron rod with a yellow cap marked RPLS 3989 set for corner for the end of said curve to the right and the beginning of a reverse curve to the left having a radius of 260.00 feet;

THENCE Southwesterly with said westerly right-of-way line and the southeast line of said Lot 4B-R, through a central angle of 12 degrees 34 minutes 41 seconds, an arc distance of 57.08 feet to a 1/2 inch iron rod with yellow cap marked RPLS 3989 set for corner for the end of said curve;

THENCE South 33 degrees 38 minutes 27 seconds West, continuing along said westerly right-of-way line and the southeast line of said Lot 4B-R, a distance of 135.00 feet to a 1/2 inch iron rod with yellow cap marked RPLS 3989 set for corner for the most southerly corner of said Lot 4B-R and the most easterly corner of Lot 4C-R;

THENCE North 56 degrees 18 minutes 44 seconds West, along the common line between said Lots 4B-R and 4C-R, a distance of 188.00 feet to a 1/2 inch iron rod with yellow cap marked RPLS 3989 set for corner at an angle point on the southwest line of said Lot 4B-R, said iron rod set being the most northerly corner of said Lot 4C-R and also being on the southeast line of Lot 41, Block A, Vista Ridge Court Addition, according to the Plat recorded in Cabinet L, Page 33, of the Plat Records, Denton County, Texas;

THENCE North 33 degrees 38 minutes 27 seconds East, along the common line between said Lots 4B-R and 41, a distance of 6.60 feet to a 1/2 inch iron rod with yellow cap marked RPLS 3989 set for corner at angle point on the southwest line of said Lot 4B-R for the most easterly corner of said Lot 41;

                                  B-10, Page-1

THENCE North 56 degrees 18 minutes 44 seconds West, along the common line between said Lots 4B-R and 41, a distance of 51.00 feet to a 1/2 inch iron rod with yellow cap marked RPLS 3989 set for corner for the most westerly corner of said Lot 4B-R and the most southerly corner of Lot 4A-R;

THENCE North 33 degrees 38 minutes 27 seconds East, along the common line between said Lots 4B-R and 4A-R, a distance of 275.00 feet to an "x" cut in concrete set for corner for the most northerly corner of said Lot 4B-R and the most easterly corner of said Lot 4A-R, said "x" cut set also being on the southwest line of Lot 2, Block A, Vista Ridge Court Addition, an addition to the City of Lewisville, Denton County, Texas, according to the Plat recorded in Cabinet I, Page 258, of the Plat Records, Denton County, Texas;

THENCE South 56 degrees 18 minutes 45 seconds East, along the common line between said Lots 4B-R and 2, and continuing with the southwest line of the aforementioned Lot 1, a distance of 251.00 feet to the PLACE OF BEGINNING and containing 68,063 square feet or 1.563 acres of land.

TRACT II

Easement for surface water drainage granted in Slope and Drainage Easement filed September 14, 1987, recorded in Volume 2240, Page 346, Official Public Records, Denton County, Texas, as amended by instrument filed November 15, 1988, recorded in Volume 2486, Page 162, Official Public Records, Denton County, Texas.

TRACT III

Easement for pedestrian and vehicular access, ingress/egress and for utility systems granted in First Amended and Restated Declaration of Covenants, Conditions and Restrictions, filed April 15, 1993, recorded under County Clerk's File No. 93-R0022261, Official Public Records, Denton County, Texas.

TRACT IV:

Easement for pedestrian and vehicular ingress and egress, over and across those portions of Lot 4C-R, Block A, Vista Ridge Court Addition, an Addition to the City of Lewisville, Denton County, Texas, according to the plat thereof recorded in Cabinet 0, Page 188, Plat Records, Denton County, Texas, now or hereafter developed with driveways, walkways, or roadways, granted in Gross Access Easement Agreement dated February 25, 1998, filed March 2, 1998, recorded under County Clerk's File No. 98-R0015210, Deed Records, Denton County, Texas.

                                 B-10, Page-2

                                 EXHIBIT B-11

            LEGAL DESCRIPTION OF 7415 THOMAS ROAD, PHOENIX, ARIZONA

Land situated in the CITY of PHOENIX, County of MARICOPA, State of ARIZONA, particularly described as:

That part of the West half of the Northwest quarter of Section 36, Township 2 North, Range 1 East of the Gila and Salt River Meridian, Maricopa County, Arizona, described more particularly as follows:

COMMENCING at the Northwest corner of said Section 36 (brass cap in a handhole) as accepted by the City of Phoenix, being the intersection of the centerlines of 75th Avenue and Thomas Road, said point being 1.46 feet North and 32.72 feet West of a brass cap in a handhole called the Southwest corner of Section 25 per the map recorded in Book 21 of Maps, page 32, Maricopa County Records;

THENCE South along the West line of Section 36, a distance of 65.02 feet to a point on a line 65 feet South of and parallel with the North line of Section 36;

THENCE North 88 degrees 43 minutes 56 seconds East along said parallel line, a distance of 295.07 feet to the TRUE POINT OF BEGINNING;

THENCE continuing North 88 degrees 43 minutes 56 seconds East, a distance of
138.98 feet;

THENCE South 46 degrees 16 minutes 04 seconds East, a distance of 16.97 feet;

THENCE North 88 degrees 43 minutes 56 seconds East, a distance of 46.00 feet;

THENCE North 01 degrees 16 minutes 04 seconds West, a distance of 10.00 feet;

THENCE North 43 degrees 43 minutes 56 seconds East, a distance of 16.97 feet to a point on a line 55 feet South of and parallel with the North line of Section 36;

THENCE North 88 degrees 43 minutes 56 seconds East along said parallel line, a distance of 36.47 feet;

THENCE South 00 degrees 05 minutes 44 seconds West parallel to the East line of the West half of the Northwest quarter of said Section 36, a distance of 177.99 feet;

THENCE South 88 degrees 43 minutes 56 seconds West parallel with the North line of said Section 36, a distance of 244.93 feet;

THENCE North, a distance of 167.98 feet to the TRUE POINT OF BEGINNING;

EXCEPTING therefrom all rights to any and all minerals, ores and metals of every kind and character, and all coal, asphaltum, oil, gases, fertilizers, fossils and other like substances in or under said land and the right of ingress and egress for the purpose of mining, together with enough of the surface of land as may be necessary for the proper and convenient working and extraction of such minerals and substances, as reserved by the State of Arizona in Patent recorded April 2, 1919, in Book 137 of Deeds, page 284, Maricopa County Records.

                                 B-11, Page-1

                                 EXHIBIT B-12

           LEGAL DESCRIPTION OF 2336 E. BASELINE ROAD, MESA, ARIZONA

Land situated in the CITY of MESA, County of MARICOPA, State of ARIZONA, particularly described as:


PARCEL NO. 1:

Lot 3 and that portion of Lot 6, MESA SHORES SHOPPING CENTER, UNIT II, according to the plat of record in the office of the County Recorder of Maricopa County, Arizona, in Book 327 of Maps, page 50, described as follows:

BEGINNING at the Northwest corner of said Lot 3;

THENCE North 89 degrees 58 minutes 41 seconds East, a distance of 251.73 feet;

THENCE South 35 degrees 40 minutes 04 seconds along the dividing line of Lots 4 and 6 of said recorded plat, a distance of 49.24 feet;

THENCE North 79 degrees 51 minutes 15 seconds West along the dividing line of Lots 3 and 6 of said recorded plat, a distance of 226.56 feet to the TRUE POINT OF BEGINNING;

EXCEPT that portion of Lot 3 described as follows:

BEGINNING at the Southeast corner of said Lot 3;

THENCE South 89 degrees 58 minutes 41 seconds West, a distance of 51.27 feet;

THENCE North 80 degrees 17 minutes 38 seconds West, a distance of 59.18 feet to a point on the North right-of-way line of East Baseline Road;

THENCE North 89 degrees 58 minutes 41 seconds East parallel with the monument line of East Baseline Road, a distance of 109.60 feet to the East line of said Lot 3;

THENCE South 00 degrees 01 minutes 19 seconds East, a distance of 10.00 feet to the point of beginning.

PARCEL NO. 2:

All easements appurtenant to Parcel No. 1 for roadways, walkways, ingress and egress, the parking of motor vehicles and use of facilities installed for the comfort and convenience of customers, invitees and employees as created, granted and more particularly described in the certain "Easements with Covenants and Restrictions Affecting Land (ECR)" recorded May 4, 1984, in Document No. 84-192823, as amended in Amendment recorded in Document No. 89-111164, in Second Amendment recorded in Document No. 89-384877, and in Third Amendment recorded in Document No. 92-0492313, and re-recorded in Document No. 92-0504320, Maricopa County Records, over, along and across the Common Areas.

                                 B-12, Page-1

PARCEL NO. 3:

A nonexclusive easement for pedestrian and vehicular ingress and egress as created, granted and more particularly described in that certain "Reciprocal Easements" recorded June 10, 1996, in Document No. 96-0407714, Maricopa County Records.

PARCEL NO. 4:

A nonexclusive easement for vehicular and pedestrian ingress and egress as created, granted and more particularly described in that certain "Reciprocal Easements" recorded November 6, 1996, in Document No. 96-0787979, Maricopa County Records.

PARCEL NO. 5:

A nonexclusive easement for vehicular and pedestrian ingress and egress as created, grated and more particularly described in that certain "Reciprocal Easements" recorded August 14, 1997, in Document No. 97-0556239, Maricopa County Records.

                                 B-12, Page-2

                                   EXHIBIT C

                                LEASE SCHEDULE

                                 SEE NEXT PAGE

                                                                                                         ORIGINAL       COMM.
 LEASE NO.       TENANT NAME         PROPERTY ADDRESS       CITY       STATE    COUNTY        ZIP       LEASE DATE      DATE
 ---------       -----------         ----------------       ----       -----    ------        ---       ----------      ----
34-7719       S&A                 27590   Orchard Lake    Farmington
                                  Road                     Hills        MI      Oakland      48334      6/11/1998     7/1/1998

34-7724       S&A                 2224 US 1 Roosevelt     Trevose       PA      Bucks        19053      6/11/1998     7/1/1998

34-7728       S&A                 5714 E. Virginia Beach  Norfolk       VA      Norfolk      23502      6/11/1998     7/1/1998

              CALVIR Taco II,
34-7294        LLC                3624 California Avenue  Bakersfield   CA      Kern         93301      5/8/1998      2/1/1999

34-7950       Tec Foods           32270 Van Dyke          Warren        MI      Macomb       48089     12/14/1998     1/1/1999

34-7951       Tec Foods           67556 Main Street       Richmond      MI      Macomb       48062     12/14/1998     1/1/1999

                                  775 Vista Ridge Mall
34-8582       Simply Fondue, Inc. Drive                   Lewisville    TX      Denton       75067     11/15/2004     12/1/2004

34-7810       Vacant              2336 E. Baseline Road   Mesa          AZ      Maricopa     85204         NA            NA

34-6386       NT Management       675 Sunland Park Drive  El Paso       TX      El Paso      79912      7/25/1997     8/1/1997

              Kona Restaurant                             College
34-7448       Group, Inc.         620 Harvey Rd.          Station       TX      Brazos       74880      1/13/1999     8/1/1999

34-9223       SDI Foods, Inc.     10554 Harrison Ave.     Harrison      OH      Hamilton     45030      8/17/1999     9/1/1999

34-7809       Vacant              7415 Thomas Rd.         Phoenix       AZ      Maricopa     85033         NA            NA

                                  TERMINATION   SECURITY            PURCHASE
LEASE NO.       TENANT NAME          DATE       DEPOSIT    ROFR      PRICE
---------       -----------          ----       -------    ----      -----
34-7719       S&A
                                   7/1/2018      $0.00      Y      $3,175,000

34-7724       S&A                  7/1/2018      $0.00      Y      $3,650,000

34-7728       S&A                  7/1/2018      $0.00      Y      $2,450,000

              CALVIR Taco II,
34-7294        LLC                 2/1/2019      $0.00      N      $1,900,000

34-7950       Tec Foods            1/1/2019      $0.00      N      $  900,000

34-7951       Tec Foods            1/1/2019      $0.00      N      $  900,000

34-8582       Simply Fondue, Inc   2/1/2015      $0.00      N      $1,500,000

34-7810       Vacant                  NA         $0.00      N      $  400,000

34-6386       NT Management        8/1/2014      $0.00      N      $2,125,000

              Kona Restaurant
34-7448       Group, Inc.          8/1/2016      $0.00      N      $2,075,000

34-9223       SDI Foods, Inc.      9/1/2019      $0.00      N      $1,500,000

34-7809       Vacant                  NA         $0.00      N      $  400,000

                                  EXHIBIT C-1

                                   RENT ROLL

   TENANT                       CONCEPT               CITY            STATE    ANNUAL RENT     MONTHLY RENT
   ------                       -------               ----            -----    -----------     ------------
NT Management                  Carino's             El Paso            TX      $   194,040     $  16,170.00
CALVIR Taco II, LLC            Del Taco             Bakersfield        CA      $   137,201     $  11,433.42
Kona Restaurant Group, Inc.    Carino's             College Station    TX      $   188,158     $  15,679.84
S&A Restaurant Corporation     Steak & Ale          Farmington Hills   MI      $   230,340     $  19,195.00
S&A Restaurant Corporation     Steak & Ale          Trevose            PA      $   267,768     $  22,314.00
S&A Restaurant Corporation     Bennigan's           Norfolk            VA      $   178,512     $  14,876.00
TEC Foods                      Taco Bell            Warren             MI      $    77,848     $   6,487.34
TEC Foods                      Taco Bell            Richmond           MI      $    77,848     $   6,487.34
SDI Foods Inc.                 Taco Bell            Harrison           OH      $   127,524     $  10,627.00
Simply Fondue                  Simply Fondue        Lewisville         TX      $   142,716     $  11,893.00
None                           Vacant               Phoenix            AZ             NA             NA
None                           Vacant               Mesa               AZ             NA             NA

                                  C-1, Page-1

                                   EXHIBIT D

                    FORM OF EARNEST MONEY ESCROW AGREEMENT

RE:   Escrow Trust No.     NYN05-000257-L

DATE: February __ 2005

1.     PARTIES

A. Purchaser:
                 Gibraltar 1031 Restaurants, LLC
                 P.O. Box 235169
                 Encinitas, CA 92023
                 Attention: Russell Geyser
                 Telephone: 760.633.1314
                 Facsimile: 760.633.3723

With copies to:  Richard M. Lipton
                 Baker & McKenzie
                 One Prudential Plaza
                 1031 East Randolph Drive
                 Chicago, Illinois 60601
                 Telephone: 312.861.7590
                 Facsimile: 312.861.2899

                 And

                 John R. Nyweide
                 Holland & Knight LLP
                 131 South Dearborn Street, 30th Floor
                 Chicago, Illinois 60603
                 Telephone: 312.715.5740
                 Facsimile: 312.715.5740

B. Seller:       Captec Franchise Capital Partners L.P. III
                 24 Frank Lloyd Wright Drive
                 Lobby L, Fourth Floor, P.O. Box 544
                 Ann Arbor, Michigan 48106-0544
                 Attention: Joanna Zabriskie, Vice President
                 Telephone: (734) 994-5505
                 Facsimile: (734) 994-1376

With copies to:  Much Shelist
                 2030 Main Street, Suite 1200
                 Irvine, California  92614
                 Attention: Glenn D. Taxman
                 Telephone No.: (949)851-7475
                 Fax No.: (312) 521-2100

C. Escrow
Holder:          LandAmerica Commercial Services - New York City Office
                 655 Third Avenue
                 New York, New York  10017
                 Attention: Craig S. Feder, Vice President
                 Phone: (212) 949-0100
                 Fax: (212) 949-2438
                 Email: cfeder@landam.com

                 Liane Carpenter, CS Title Officer
                 Phone: (212) 973-4802
                 Fax: (212) 949-2438
                 Email: lianecarpenter@landam.com

2.    PRELIMINARY STATEMENTS

      A. Prior to the execution and delivery of this Earnest Money Escrow Agreement ("ESCROW AGREEMENT"), Seller and Purchaser executed and delivered a certain Agreement of Sale with an "Effective Date" of February ___, 2005 ("SALE AGREEMENT"). Under the terms of the Sale Agreement, Seller agreed to sell to Purchaser certain parcels of land and improvements commonly referred to in Exhibit A attached to the Sale Agreement.

      B. Pursuant to the Sale Agreement, Purchaser is required to deposit with the Escrow Holder the initial sum of $100,00.00, with an additional $100,000.00 to be deposited pursuant to the terms of the Sale Agreement (the "EARNEST MONEY") to be held by Escrow Holder under the terms and provisions of this Escrow Agreement.

3.    DEPOSIT OF EARNEST MONEY; INVESTMENT DIRECTIONS

      A. Concurrently with the execution of this Escrow Agreement, Purchaser deposited the Earnest Money with the Escrow Holder in accordance with the Sale Agreement.

      B.    The Earnest Money IS/IS NOT (Purchaser to select) to be invested.

4.    INSTRUCTIONS

      A. Escrow Holder is to hold the Earnest Money until: (a) Escrow Holder is in receipt of a joint order by Seller and Purchaser as to the disposition of the Earnest Money; or (b) Escrow Holder is in receipt of a written demand (the "DEMAND") from either Seller or Purchaser for the payment of the Earnest Money or any portion thereof. Any Demand under subparagraph 4.A must include proof of delivery of a copy of the same to the non-demanding party. If within five (5) business days after Escrow Holder's receipt of any Demand under subparagraph 4A(b), Escrow Holder has not received from the non-demanding party written notice of its objection to the Demand, then Escrow Holder will be authorized to disburse the Earnest Money as requested by the Demand. If within said 5-business day period Escrow Holder receives from the non-demanding party its notice of objection to the Demand, then Escrow Holder will continue to hold the Earnest Money until it is in receipt of a joint order as aforesaid, but after sixty (60) days Escrow Holder may deposit the Earnest Money with a court of competent jurisdiction.

      B. Except as set forth in Paragraph 4.A. above, the Escrow Holder is instructed to hold the Earnest Money until the Escrow Holder is in receipt of:
(i) a joint written direction from Seller (or Seller's Counsel) and Purchaser (or Purchaser's Counsel); or (ii) an order, judgment or decree addressed to Escrow Holder which is entered or issued by any court and which determines the disposition of the Earnest Money and all interest earned.

      C. Any party delivering a notice required or permitted under this Escrow Agreement must simultaneously deliver copies of such notice to all parties listed in Section 1 of this Escrow Agreement. All required notices must be either personally delivered, sent by certified or registered mail, postage prepaid, return receipt requested, or sent by overnight courier and, in all instances, will be deemed to have been received upon delivery.

      D. Except as otherwise expressly set forth in this Escrow Agreement, Escrow Holder may disregard any and all notices or warnings given by any of the parties.

      E. If Escrow Holder obeys or complies with any order, judgment or decree of any court with respect to the Earnest Money, Escrow Holder may not be liable to any of the parties or any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree be entered without jurisdiction or be subsequently reversed, modified, annulled, set aside or vacated. In case of any suit or proceeding regarding this Escrow Agreement to which Escrow Holder is or may be at any time a party, Seller and Purchaser each will be liable for one-half of all such costs, fees and expenses incurred or sustained by Escrow Holder and must promptly pay the same to Escrow Holder upon demand; provided, however, that in the event Escrow Holder is made a party to any suit or proceeding between Seller and Purchaser, the prevailing party in such suit or proceeding will have no liability for the payment of Escrow Holder's costs, fees and expenses.

      F. In no case may the above mentioned deposits be surrendered except in the manner specifically described in this Escrow Agreement.

      G. All fees of Escrow Holder will be charged one-half to Seller and one-half to Purchaser. However, Purchaser is solely responsible for the payment of any investment fees.

      H. Except as to deposits of funds for which Escrow Holder has received express written direction from Purchaser (or Purchaser's Counsel) concerning investment or other handling, the parties agree that Escrow Holder is under no duty to invest or reinvest any deposits at any time held by it; and, further, that Escrow Holder may commingle such deposits with other deposits or with its own funds and may use any part or all such funds for its own benefit without obligation to any party for interest or earnings derived thereby, if any, provided, however, nothing herein shall diminish Escrow Holder's obligation to apply the full amount of the deposits in accordance with the terms of this Escrow Agreement.

      I. Any order, judgment or decree requiring the Escrow Holder to disburse the Earnest Money will not be binding upon Purchaser or Seller as to the ultimate disposition of the Earnest Money unless and until a final, order, judgment or decree (not subject to appeal) is entered by a court having jurisdiction.

      J. This Escrow Agreement is binding upon and will inure to the benefit of the parties and their respective legal representatives, successors and permitted assigns.

      K. In the event that the Escrow Holder receives conflicting instructions from the parties or determines in good faith that a bonafide dispute exists as to whether the Escrow Holder is obligated to deliver the Earnest Money, or as to whom said Earnest Money is to be delivered, the Escrow Holder, at its option, (a) may refuse to comply with any claims or demands on it and continue to hold the Earnest

Money until (I) the Escrow Holder receives written notice signed by the Seller and the Purchaser directing the release and delivery of the Earnest Money, in which event the Escrow Holder shall then release and deliver the Earnest Money in accordance with said direction, or (ii) the Escrow Holder receives a certified copy of a final non-appealable judgment of a court of competent jurisdiction directing the release and delivery of the Earnest Money, in which event the Escrow Holder shall then release and deliver the Earnest Money in accordance with said direction, or (b) may deliver the Earnest Money to the Clerk of the Superior Court of the State of New York, for the County of New York, or (c) may take such affirmative steps as the Escrow Holder may elect in order to substitute another impartial party reasonably satisfactory to the Seller and the Purchaser (whose consents to such substitution shall not be unreasonably withheld), to hold the Earnest Money, including, without limitation, the deposit thereof in a court of competent jurisdiction and the commencement of an action for interpleader, the costs thereof to be the joint and several obligation of the Seller and the Purchaser (but, as between the Seller and the Purchaser, such costs shall be borne by whichever of the Seller or the Purchaser is the losing party, or in accordance with any mutual agreement of the Seller and the Purchaser if neither party is the losing party).

            The Escrow Holder is acting as a stakeholder only with respect to the Earnest Money. It is agreed that the duties of the Escrow Holder are only as herein specifically provided, and are purely ministerial in nature, and that the Escrow Holder shall incur no liability whatsoever except for willful misconduct or gross negligence. The Seller and the Purchaser each release the Escrow Holder from any act done or omitted to be done by the Escrow Holder in good faith in the performance of its duties hereunder.

            The Seller and the Purchaser shall jointly and severally indemnify, defend (with counsel acceptable to the Escrow Holder) and save harmless the Escrow Holder from and against all loss, cost, claim, liability, damage and expense, including reasonable attorneys' fees and disbursements incurred in connection with the performance of the Escrow Holder's duties hereunder, except with respect to actions or omissions taken or suffered by the Escrow Holder in bad faith, in willful disregard of this Escrow Agreement, or involving gross negligence on the part of the Escrow Holder (the "INDEMNIFIED MATTERS") (but, as between the Seller and the Purchaser, the cost of such Indemnified Matters shall be shared equally, except to the extent that such Indemnified Matters are attributable to the breach by the Seller or the Purchaser of the Agreement or this Escrow Agreement, in which event the cost shall be borne by whichever of the Seller or the Purchaser is the breaching party.

            The parties agree and acknowledge that the Escrow Holder has no liability in connection with Earnest Money in the event of failure or insolvency of the financial institution in which the Earnest Money is deposited.

            Escrow Holder hereunder may resign at any time giving ten (10) business days prior written notice to that effect to each of the Seller and Purchaser. In such event, the successor Escrow Holder shall be selected by the Purchaser and approved by Seller, such approval not to be unreasonably withheld or delayed. Escrow Holder shall then deliver to successor Escrow Holder the Earnest Money, to be held by successor Escrow Holder pursuant to the terms of this Escrow Agreement and the Agreement.

            In its capacity as Escrow Holder, Escrow Holder shall not be responsible for the genuineness or validity of any security, instrument, document or item deposited with it, and shall have no responsibility other than to faithfully follow the instructions contained herein, and it is fully protected in acting in accordance with any written instrument given to it hereunder by any of the parties hereto and believed by Escrow Holder to have been signed by the proper person. Escrow Holder may assume that any person purporting to give any notice hereunder and representing that they have authority to do so has been duly authorized to do so.

            Escrow Holder shall have no duties or responsibilities other than those expressly set forth herein. Escrow Holder shall have no duty to enforce any obligation of any person to make any payment or delivery or to enforce any obligation of any person to perform any other act. Escrow Holder shall be under no liability to the other parties hereto or to anyone else by reason of any failure on the part of any party hereto or any maker, guarantor, endorser or other signatory of any document or any other person to perform such person's obligations under any such document.

            Escrow Holder shall be entitled to approve (not to be unreasonably withheld or delayed) any and all counsel who may be retained to defend or prosecute any action on behalf of Escrow Holder under or arising out of this Escrow Agreement.

            This Escrow Agreement and the obligations of the parties hereunder shall be interpreted, construed and enforced in accordance with the laws of the State of New York.

                           [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties have executed this Earnest Money Escrow Agreement as of the Effective Date.

FOR PURCHASER:

By:______________________________________________
      RICHARD M. LIPTON, BAKER & MCKENZIE
      OR
      JOHN R. NYWEIDE, HOLLAND & KNIGHT LLP,
      ITS ATTORNEYS

FOR SELLER:

By:______________________________________________
      GLENN TAXMAN, MUCH SHELIST, ITS ATTORNEYS

Accepted as of February ___, 2005

LANDAMERICA,
Escrow Holder

By:______________________________________
      MS. LIANE CARPENTER, ESCROW OFFICER

                                  EXHIBIT E-1

                                 WARRANTY DEED

THE STATE OF TEXAS
                        KNOW ALL PERSONS BY THESE PRESENTS:
COUNTY OF EL PASO

CAPTEC FRANCHISE CAPITAL PARTNERS L.P. IV, a Delaware limited partnership (hereinafter called "Grantor"), for and in consideration of the sum of Ten Dollars ($10.00) and other valuable consideration paid by GIBRALTAR 1031 RESTAURANTS, LLC, a Delaware limited liability company (hereinafter called "Grantee"), to Grantor, the receipt and sufficiency of which are hereby acknowledged, does hereby GRANT, BARGAIN, SELL, CONVEY, ASSIGN and DELIVER to Grantee the following:

      See legal description attached hereto as Exhibit "A"

      TO HAVE AND TO HOLD the Conveyed Properties, together with all and singular the rights and appurtenances thereto in anywise belonging unto Grantee, its successors and assigns FOREVER, and Grantor does hereby bind itself and its successors to WARRANT AND FOREVER DEFEND all and singular the Conveyed Properties unto Grantee and its successors and assigns against every person whomsoever lawfully claiming, or to claim the same, or any part thereof, subject, however, to the Permitted Encumbrances.

      Current real property taxes on the Land have not been prorated between the Grantor and the Grantee, and the Grantee does not assume the obligation to pay such real property taxes, it being understood and agreed that the real property taxes accruing against the Land prior to and including the date hereof are to be paid by the Grantor and real property taxes accruing against the Land accruing from and after the date hereof shall be paid by tenant of the Land subsequent to the date hereof.

                  IN WITNESS WHEREOF, this Warranty Deed is executed as of the ___ day of __________________________, 2005.

                                    CAPTEC FRANCHISE CAPITAL
                                    PARTNERS L.P. IV

                                    By:  GP 4 Asset Acquisition, LLC
                                    Its:  General Partner

                                    By: ________________________

                                    Its: ________________________

                                  E-1, Page-1

STATE OF MICHIGAN             )
                              )ss.
COUNTY OF WASHTENAW           )

The foregoing instrument was acknowledged before me this ___ day of ________________, 2005, by ________________, who is personally known to me, as
Vice President of GP 4 Asset Acquisition LLC, a Michigan limited liability company and the general partner of Captec Franchise Capital Partners L.P. IV, a Delaware limited partnership, on behalf of the limited partnership.

                                    __________________________________
                                    Name:  ___________________________
                                    State of Michigan, County of Washtenaw
                                    My Commission Expires:  ____________
                                    Acting in the County of Washtenaw

Grantee's Address:
P.O. Box 235169, Encinitas, CA 92023

                                  E-1, Page-2

                                  Exhibit "A"

      (i) A portion of Lot 1, Block 6, CORONADO DEL SOL, UNIT TWO, an Addition to the City of El Paso, El Paso County, Texas according to the plat thereof on file in Volume 69, Page 30, Real Property Records, El Paso County, Texas (the "Land"), said portion being more particularly described by metes and bounds as follows;

      COMMENCING for reference at the City Monument at the centerline intersection of Mesa Hills Drive and Sunland Park Drive from which the City Monument at Bluff Ridge Drive bears North 55 degrees, 55 minutes 09 seconds West, a distance of 850.90 feet;

      THENCE, along the centerline of said Mesa Hills Drive, North 35 degrees 03 minutes 02 seconds West, a distance of 245.04 feet to a point;

      THENCE, leaving said centerline, North 54 degrees 56 minutes 58 seconds East, a distance of 72.00 feet to a point in the northeasterly right-of-way line of said Mesa Hills Drive;

      THENCE, leaving said right of way line, North 45 degrees 01 minutes 02 seconds East, a distance of 182.50 feet to a set 1/2" rebar and POINT OF BEGINNING for the herein described tract;

      THENCE, North 45 degrees 01 minutes 02 seconds East, a distance of 181.78 feet to a set 1/2" rebar;

      THENCE, South 90 degrees 00 minutes 00 seconds East, a distance of 67.75 feet to a set 1/2" rebar;

      THENCE, South 44 degrees 58 minutes 30 seconds East, a distance of 341.21 feet to a set 1/2" rebar in the northerly right of way line of Sunland Park Drive;

      THENCE, along said right of way line, the following three courses:

      South 60 degrees 07 minutes 18 seconds West, a distance of 59.09 feet to a set 1/2" rebar;

      North 44 degrees 58 minutes 30 seconds West, a distance of 10.99 feet to a set 1/2" rebar at the beginning of a curve to the right;

      Along the arc of said curve (Delta Angle 05 degrees 47 minutes 57 seconds, Radius 1,837.08 feet, Chord South 85 Degrees 10 minutes 41 seconds West, 185.86 feet) a distance of 185.94 feet to a set 1/2" rebar;

      THENCE, leaving said right of way line, North 21 degrees 54 minutes 37 seconds West, a distance of 4.75 feet to a set 1/2" rebar;

      THENCE, North 44 degrees 58 minutes 58 seconds West, a distance of 294.29 feet to the POINT OF BEGINNING and containing 78,056 feet or 1.792 acres of land.

      (ii) all buildings and other improvements situated on the Land and all fixtures and other property affixed thereto;

                                  E-1, Page-3

      (iii) all and singular the rights and appurtenances pertaining to the Land and improvements, including any right, title and interest of Grantor in and to adjacent streets, alleys or right-of way;

      (iv) all of Grantor's right, title and interest in and to or arising under that certain non-exclusive Access Easement Agreement executed by Hunt Building Corporation, and recorded at Volume 2768, Page 171 of the Real Property Records, El Paso County, Texas; and all of Grantor's right, title and interest in and to or arising under that certain non-exclusive Reciprocal Easement and Operation Agreement dated 07/18/94, recorded in Volume 2768, Page 187, Real Property Records of El Paso County, Texas, (hereinafter called "Easement Tract");

      (all of the foregoing hereinafter called the "Conveyed Properties"). This conveyance is made and accepted subject to the encumbrances described in Exhibit "A" attached hereto and made a part hereof (hereinafter called the "Permitted Encumbrances").

                                  E-1, Page-4

                                  EXHIBIT E-2

RECORDING REQUESTED BY
Grantee

WHEN RECORDED MAIL TO:
Gibraltar 1031 Restaurants, LLC
P.O. Box 235169
Encinitas, CA  92023

--------------------------------------------------------------------------------
THE UNDERSIGNED GRANTOR DECLARES:

DOCUMENTARY TRANSFER TAX $ NOT FOR PUBLIC RECORD.

COMPUTED ON THE CONSIDERATION OR VALUE OF PROPERTY CONVEYED; OR COMPUTED ON THE CONSIDERATION OR VALUE LESS LIENS OR ENCUMBRANCES REMAINING AT THE TIME OF
SALE.
APN: 020-020-05-00-7
--------------------------------------------------------------------------------

                                  GRANT DEED

FOR A VALUABLE CONSIDERATION, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED,

CAPTEC FRANCHISE CAPITAL PARTNERS L.P. IV, a Delaware limited partnership

HEREBY GRANT(S) TO
GIBRALTAR 1031 RESTAURANTS, LLC, a Delaware limited liability company

THE REAL PROPERTY IN THE CITY OF BAKERSFIELD, COUNTY OF KERN, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

                         SEE THE ATTACHED EXHIBIT "A"

DATE: ____________

                                    CAPTEC FRANCHISE CAPITAL
                                    PARTNERS L.P. IV

                                    By:  GP 4 Asset Acquisition, LLC
                                    Its:  General Partner

                                    By:  ________________________

                                    Its:  ________________________

                                  E-2, Page-1

STATE OF MICHIGAN             )
                              )ss.
COUNTY OF WASHTENAW           )

The foregoing instrument was acknowledged before me this ___ day of __________, 2005, by ________________, who is personally known to me, as Vice President of GP 4 Asset Acquisition LLC, a Michigan limited liability company and the general partner of Captec Franchise Capital Partners L.P. IV, a Delaware limited partnership, on behalf of the limited partnership.

                                    __________________________________
                                    Name:  ___________________________
                                    State of Michigan, County of Washtenaw
                                    My Commission Expires:  ____________
                                    Acting in the County of Washtenaw

MAIL TAX STATEMENTS TO:
GRANTEE

                                  E-2, Page-2

                                  EXHIBIT "A"

ALL THAT CERTAIN LAND SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF KERN AND IS DESCRIBED AS FOLLOWS:

PARCEL 1:

THAT PORTION OF THE NORTHEAST QUARTER OF THE NORTHWEST QUARTER OF THE NORTHEAST QUARTER OF SECTION 35, TOWNSHIP 29 SOUTH, RANGE 27 EAST, M.D.B.M., IN THE COUNTY OF KERN, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHEAST CORNER OF SAID SECTION 35, THENCE SOUTH 00 DEGREES 52' 47" WEST, TO A POINT OF THE CENTERLINE OF CALIFORNIA AVENUE; THENCE ALONG SAID CENTERLINE NORTH 89 DEGREES 05'56" WEST, 70.66 FEET TO A POINT ON A CURVE CONCAVE TO THE SOUTHEAST, WITH A RADIUS OF 3500 FEET; THENCE ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 20 DEGREES 01'59" AN ARC DISTANCE OF 1223.75 FEET; THENCE SOUTH 70 DEGREES 52'05" WEST, 90.54 FEET TO THE POINT OF INTERSECTION OF THE CENTERLINES OF CALIFORNIA AVENUE AND REAL ROAD; THENCE CONTINUING SOUTH 70 DEGREES 52'05" WEST 81.69 FEET TO A POINT; THENCE NORTH 15 DEGREES 43'58" WEST
49.76 FEET; THENCE NORTH 04 DEGREES 44'25" EAST, 5.84 FEET TO THE TRUE POINT OF BEGINNING OF THIS DESCRIPTION, WHICH TRUE POINT IS HEREINAFTER CALLED "POINT A", THENCE SOUTH 70 DEGREES 52'05" WEST 210.00 FEET; THENCE NORTH 19 DEGREES 07' 55" WEST, 160 FEET; THENCE NORTH 70 DEGREES 52'05" EAST 295.47 FEET' THENCE SOUTH 13 DEGREES 52'54 WEST, 87.59 FEET; THENCE SOUTH 04 DEGREES 44'25" WEST
94.35 FEET TO SAID POINT A.

EXCEPTING THEREFROM ANY PORTION LYING WITHIN EASTON DRIVE AS SHOWN ON MAP OF TRACT 3202 RECORDED OCTOBER 24, 1968 IN BOOK 16 PAGES 174, 175 AND 176 OF MAPS, KERN COUNTY RECORDS.

EXCEPTING THEREFROM ALL OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS, NATURAL GAS RIGHTS, AND OTHER HYDROCARBORNS BY WHATSOEVER NAME KNOW THAT MAY BE WITHIN OR UNDER THE PARCEL OF LAND HEREINABOVE DESCRIBED, TOGETHER WITH THE PERPETUAL RIGHT OF DRILLING, MINING, EXPLORING, AND OPERATING THEREOF AND REMOVING THE SAME FROM SAID LAND, OR ANY OTHER LAND, INCLUDING THE RIGHT TO WHIPSTOCK OR DIRECTIONALLY DRILL AND MINE FROM LANDS OTHER THAN THESE HEREINABOVE DESCRIBED, OIL OR GAS WELLS, TUNNELS AND SHAFTS INTO, THROUGH OR ACROSS THE SUBSURFACE OF THE LAND HEREINABOVE DESCRIBED AND TO BOTTOM SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNELS, AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF, AND TO REDRILL, RETUNNEL, EQUIP., MAINTAIN, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES, WITHOUT, HOWEVER, THE RIGHT TO DRILL, MINE, EXPLORE AND OPERATE THROUGH THE SURFACE OR THE UPPER 100 FEET OF THE SUBSURFACE OF THE LAND HEREINABOVE DESCRIBED OR OTHERWISE IN SUCH MANNER AS TO ENDANGER THE SAFETY OF ANY HIGHWAY THAT MAY BE CONSTRUCTED ON SAID LANDS.

                                  E-2, Page-3

PARCEL 2:

THAT PORTION OF THE NORTHEAST QUARTER OF THE NORTHWEST QUARTER OF THE NORTHEAST QUARTER OF SECTION 35, TOWNSHIP 29 SOUTH, RANGE 27 EAST, M.D.B.M., IN THE COUNTY OF KERN, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT A, AS HEREINABOVE DESCRIBED, THENCE SOUTH 70 DEGREES 52'05" WEST 210 FEET; THENCE SOUTH 19 DEGREES 07'55" EAST, 85.00 FEET; THENCE NORTH 70 DEGREES 52'05" EAST, 16.56 FEET; THENCE NORTH 13 DEGREES 32'54" EAST
71.29 FEET; THENCE NORTH 70 DEGREES 52'05" EAST, 115.35 FEET; THENCE NORTH 43 DEGREES 01'34" EAST 42.11 FEET THENCE NORTH 04 DEGREES 44'25" EAST 5.84 FEET TO SAID POINT A.

EXCEPTING THEREFROM ALL OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS, NATURAL GAS RIGHTS, AND OTHER HYDROCARBORNS BY WHATSOEVER NAME KNOW THAT MAY BE WITHIN OR UNDER THE PARCEL OF LAND HEREINABOVE DESCRIBED, TOGETHER WITH THE PERPETUAL RIGHT OF DRILLING, MINING, EXPLORING, AND OPERATING THEREOF AND REMOVING THE SAME FROM SAID LAND, OR ANY OTHER LAND, INCLUDING THE RIGHT TO WHIPSTOCK OR DIRECTIONALLY DRILL AND MINE FROM LANDS OTHER THAN THESE HEREINABOVE DESCRIBED, OIL OR GAS WELLS, TUNNELS AND SHAFTS INTO, THROUGH OR ACROSS THE SUBSURFACE OF THE LAND HEREINABOVE DESCRIBED AND TO BOTTOM SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNELS, AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF, AND TO REDRILL, RETUNNEL, EQUIP., MAINTAIN, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES, WITHOUT, HOWEVER, THE RIGHT TO DRILL, MINE, EXPLORE AND OPERATE THROUGH THE SURFACE OR THE UPPER 100 FEET OF THE SUBSURFACE OF THE LAND HEREINABOVE DESCRIBED OR OTHERWISE IN SUCH MANNER AS TO ENDANGER THE SAFETY OF ANY HIGHWAY THAT MAY BE CONSTRUCTED ON SAID LANDS.

                                  E-2, Page-4

                                  EXHIBIT E-3

                                 WARRANTY DEED

DATE: ______________, __, 2005

GRANTOR:    Captec Franchise Capital Partners LP I.V., a Delaware limited partnership

GRANTOR'S MAILING ADDRESS (INCLUDING COUNTY):
            24 Frank Lloyd Wright Drive, Lobby L, 4th Floor
            Washtenaw County, Ann Arbor, MI  48106-0544

GRANTEE:  Gibraltar 1031 Restaurants, LLC, a Delaware limited liability company

GRANTEE'S MAILING ADDRESS (INCLUDING COUNTY):
            P.O. Box 235169, Encinitas, __________ County, CA 92023
CONSIDERATION:

            Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Grantor

PROPERTY (INCLUDING ANY IMPROVEMENTS):

            See Exhibit "A" attached hereto

RESERVATIONS FROM AND EXCEPTIONS TO CONVEYANCE AND WARRANTY:

      GRANTOR, FOR THE CONSIDERATION AND SUBJECT TO THE RESERVATIONS FROM AND EXCEPTIONS TO CONVEYANCE AND WARRANTY, GRANTS, CONVEYS AND DELIVERS TO GRANTEE THE PROPERTY, TOGETHER WITH ALL AND SINGULAR THE RIGHTS AND APPURTENANCES THERETO IN ANYWISE BELONGING, TO HAVE AND HOLD IT TO GRANTEE, GRANTEE'S SUCCESSORS, OR ASSIGNS FOREVER. GRANTOR BINDS GRANTOR AND GRANTOR'S SUCCESSORS TO WARRANT AND FOREVER DEFEND ALL AND SINGULAR THE PROPERTY TO GRANTEE, GRANTEE'S SUCCESSORS, AND ASSIGNS, AGAINST EVERY PERSON WHOMSOEVER LAWFULLY CLAIMING OR TO CLAIM THE SAME OR ANY PART THEREOF, EXCEPT AS TO THE RESERVATIONS FROM AND EXCEPTIONS TO CONVEYANCE AND WARRANTY.

      WHEN THE CONTEXT REQUIRES, SINGULAR NOUNS AND PRONOUNS INCLUDE THE
PLURAL.

                                  E-3, Page-1

      IN WITNESS WHEREOF, this Warranty Deed is executed as of the ___ day of __________________________, 2005.

                                    CAPTEC FRANCHISE CAPITAL
                                    PARTNERS L.P. IV

                                    By:  GP 4 Asset Acquisition, LLC
                                    Its:  General Partner

                                    By:  ________________________

                                    Its:  ________________________

STATE OF MICHIGAN             )
                              )ss.
COUNTY OF WASHTENAW           )

The foregoing instrument was acknowledged before me this ___ day of ______________, 2005, by ________________, who is personally known to me, as
Vice President of GP 4 Asset Acquisition LLC, a Michigan limited liability company and the general partner of Captec Franchise Capital Partners L.P. IV, a Delaware limited partnership, on behalf of the limited partnership.

                                    __________________________________
                                    Name:  ___________________________
                                    State of Michigan, County of Washtenaw
                                    My Commission Expires:  ____________
                                    Acting in the County of Washtenaw

                                  E-3, Page-2

                                  Exhibit "A"

Being all that certain 1.589 acre tract or parcel of land, lying and being situated in the MORGAN RECTOR LEAGUE, Abstract No. 46, College Station, Brazos County, Texas, and being a portion out of that same 10.77 acre tract conveyed from Pool Portfolio Properties to the Hartnett Group, Ltd., as described by deed recorded in Volume 3091, page 1571 of the Official Records of Brazos County, Texas, said 1.589 acre tract being more particularly described as follows:

BEGINNING at a 1/2" iron rod found marking the north corner of said 10.77 acre tract, the west corner of Woodstock, Section 1, as depicted by plat recorded in Volume 436, page 481 of the Deed Records of Brazos County, Texas, and lying in the southeast right-of-way line of Harvey Road, also known as Texas State Highway No. 30;

THENCE S 44 degrees 55 minutes 05 seconds E - 365.00 feet with the northeast line of said 10.77 acre tract and the southwest line of said Woodstock, Section 1, to a 24" diameter post oak tree found for corner;

THENCE S 42 degrees 18 minutes 55 seconds W - 47.24 feet across said 10.77 acre tract with the southeast line of said proposed Lot 4 to a 1/2" iron rod set for angle point;

THENCE S 29 degrees 04 minutes 16 seconds W - 24.83 feet with said proposed lot line to a 1/2" iron rod set for corner;

THENCE S 78 degrees 22 minutes 29 seconds W - 28.23 feet with said proposed lot line to a 1/2" iron rod set for angle point;

THENCE N 74 degrees 30 minutes 02 seconds W - 39.63 feet with said proposed lot line to a 1/2" iron rod set for angle point;

THENCE S 87 degrees 03 minutes 47 seconds W - 41.78 feet with said proposed lot line to a 1/2" iron rod set for angle point;

THENCE S 87 degrees 44 minutes 30 seconds W - 51.18 feet with said proposed lot line to a 1/2" iron rod set for angle point;

THENCE N 69 degrees 26 minutes 40 seconds W - 65.76 feet with said proposed lot line to a 1/2" iron rod set for angle point;

THENCE N 49 degrees 35 minutes 14 seconds W - 63.17 feet with said proposed lot line to a 1/2" iron rod set for angle point;

THENCE N 37 degrees 14 minutes 25 seconds W - 72.55 feet with said proposed lot line to a 1/2" iron rod set for angle point;

THENCE N 59 degrees 08 minutes 27 seconds W - 10.41 feet with said proposed lot line to a 1/2" iron rod set for angle point;

THENCE N 73 degrees 56 minutes 01 seconds W - 49.91 feet with said proposed lot line to a 1/2" iron rod set for angle point;

                                  E-3, Page-3

THENCE N 82 degrees 23 minutes 54 seconds W - 20.21 feet with said proposed lot
line to a   1/2" iron rod set for corner in said Harvey Road right-of-way line;

THENCE N 45 degrees 45 seconds 53 seconds E - 244.74 feet with said right-of-way line to the PLACE OF BEGINNING, and containing 1.589 acres of land.

Said 1.589 acre tract to be known as Lot 4, West Wolf Pen Creek Subdivision, a proposed subdivision in the City of College Station, Brazos County, Texas.

                                  E-3, Page-4

                                  EXHIBIT E-4

OAKLAND COUNTY, MICHIGAN

                                     DEED

      CAPTEC FRANCHISE CAPITAL PARTNERS LP IV, a Delaware limited partnership ("Grantor"), whose address is 24 Frank Lloyd Wright Drive, Lobby L, 4th Floor, Ann Arbor, MI 48106-0544, conveys to GIBRALTAR 1031 RESTAURANTS, LLC , a Delaware limited liability company ("Grantee"), whose address is P.O. Box 235169, Encinitas, CA 92023, the following described premises situated in Oakland County, Michigan:

      See Exhibit "A" attached hereto and made a part hereof.

      Together with any tenement, hereditaments or appurtenance belong or appertaining to the premises and any right against any prior owner of the premises. The consideration for this instrument is set forth in a Real Estate Transfer Tax Valuation Affidavit filed pursuant to MCLA 207.511 and MCLA 207.533.

      Grantor makes no warranty, express or implied, as to title in the premises hereinabove described.

      IN WITNESS WHEREOF, this Warranty Deed is executed as of the ___ day of ____, 2005.

                                    CAPTEC FRANCHISE CAPITAL
                                    PARTNERS L.P. IV

Signed in the presence of:          By:  GP 4 Asset Acquisition, LLC
                                    Its:  General Partner

______________________________By:  ________________________

______________________________Its:  ________________________

                                  E-4, Page-1

STATE OF MICHIGAN             )
                              )ss.
COUNTY OF WASHTENAW           )

The foregoing instrument was acknowledged before me this ___ day of ____________, 2005, by ________________, who is personally known to me, as Vice
President of GP 4 Asset Acquisition LLC, a Michigan limited liability company and the general partner of Captec Franchise Capital Partners L.P. IV, a Delaware limited partnership, on behalf of the limited partnership.

                                    __________________________________
                                    Name:  ___________________________
                                    State of Michigan, County of Washtenaw
                                    My Commission Expires:  ____________
                                    Acting in the County of Washtenaw

When recorded return to:
Grantee

This instrument prepared by:
Captec Financial Group, Inc.
24 Frank Lloyd Wright Drive
Lobby L, 4th Floor
Ann Arbor, MI 48106-0544

                                  E-4, Page-2

                                  Exhibit "A"

A parcel of land being part of the Northwest 1/4 of Section 14, Town 1 North, Range 9 East, Farmington Township, now City of Farmington Hills, Oakland County, Michigan, more particularly described as: Beginning at a point distant North 87 degrees 31 minutes 36 seconds East, 66.00 feet and South 02 degrees 21 minutes 49 seconds East, 238.00 feet from the Northwest corner of Section 14, proceeding thence North 87 degrees 31 minutes 36 seconds East, 225.00 feet; thence South 02 degrees 21 minutes 49 seconds East, 52.00 feet; thence North 87 degrees 31 minutes 36 seconds East, 69.15 feet; thence South 02 degrees 21 minutes 49 seconds East, 5.00 feet; thence North 87 degrees 31 minutes 36 seconds East, 101.19 feet; thence South 02 degrees 33 minutes 54 seconds 219.26 feet to the Northerly right of way line of State Highway I-696; thence along said right of way North 61 degrees 26 minutes 00 seconds West, 141.20 feet; thence along said right of way South 87 degrees 51 minutes 11 seconds West,
160.70 feet; thence along said right of way North 59 degrees 07 minutes 02 seconds West, 136.66 feet to the Easterly line of Orchard Lake Road (126 feet wide); thence along said Easterly line North 02 degrees 21 minutes 49 seconds West, 127.40 feet to the point of beginning. Together with non-exclusive easements for ingress and egress set forth in instruments recorded in Liber 6735, Page 848 and in Liber 7231, Page 303, Oakland County Records, described as follows:

Easement Parcel No. 1:

A non-exclusive easement for ingress and egress over the following described land: Part of the Northwest 1/4 of Section 14, Town 1 North, Range 9 East, Farmington Township, now City of Farmington Hills, Oakland County, Michigan, more particularly described as: Beginning at a point distant North 87 degrees 31 minutes 36 seconds East 285.00 feet from the Northwest corner of Section 14, proceeding thence North 87 degrees 31 minutes 36 seconds East 12.15 feet; thence South 02 degrees 21 minutes 49 seconds East 27.00 feet; thence South 87 degrees 31 minutes 36 seconds West 12.15 feet; thence North 02 degrees 21 minutes 49 seconds West 27.00 feet to the point of beginning.

Easement Parcel No. 2 ( As Amended)

A non-exclusive easement for ingress and egress over the following described land: Part of the Northwest 1/4 of Section 14, Town 1 North, Range 9 East, City of Farmington Hills, Oakland County, Michigan, described as follows:
Beginning a point distant North 87 degrees 31 minutes 36 seconds East 291.00 feet from the Northwest corner of Section 14, thence South 02 degrees 21 minutes 49 seconds East, 60 feet; thence North 87 degrees 31 minutes 36 seconds East, 80.15 feet to the point of beginning; thence South 02 degrees 21 minutes 49 seconds East, 205 feet; thence North 87 Degrees 31 minutes 36 seconds East, 22 feet; North 02 degrees 21 minutes 49 seconds West, 205 feet; thence South 87 degrees 31 minutes 36 seconds West, 22 feet to the point of beginning.

Easement Parcel No. 3:

A non-exclusive easement for ingress and egress over the following described land: Part of the Northwest 1/4 of Section 14, Town 1 North, Range 9 East, City of Farmington Hills, Oakland County, Michigan, more particularly described as beginning at a point distant North 87 degrees 31 minutes 36 seconds East,
291.00 feet along the centerline of Twelve Mile Road (120 feet wide) and South 02 degrees 21 minutes 49 seconds East, 238.00 feet and North 87 degrees 31 minutes 36 seconds East, 72.15 feet from the Northwest corner of said section 14; thence continuing North 87 degrees 31 minutes 36 seconds East, 8.00 feet; thence South 02 degrees 21 minutes 49 seconds East, 27.00 feet; thence 87 degrees 31 minutes 36 seconds West, 8.00 feet; thence North 02 degrees 21 minutes 49 seconds West, 27.00 feet to the point of beginning.

                                  E-4, Page-3

Easement Parcel No. 3-A:

Part of the Northwest 1/4 of Section 14, Town 1 North, Range 9 East, City of Farmington Hills, Oakland County, Michigan, described as follows:

Beginning at a point distant North 87 degrees 31 minutes 36 seconds East 291 feet from the Northwest corner of Section 14; thence South 02 degrees 21 minutes 49 seconds East 60 feet; thence North 87 degrees 31 minutes 36 seconds East 72.15 feet; thence South 02 degrees 21 minutes 49 seconds East, 205 feet to the point of beginning; thence South 87 degrees 31 minutes 36 seconds West 3 feet; thence South 02 degrees 21 minutes 49 seconds East 30 feet; thence North 87 degrees 31 minutes 36 seconds East 34 feet; thence North 02 degrees 21 minutes 49 seconds West 30 feet; thence South 87 degrees 31 minutes 36 seconds West 31 feet to the point of beginning.

                                  E-4, Page-4

                                  EXHIBIT E-5

                                     DEED

      THIS INDENTURE made this ___ day of ____ 2005 and effective as of the ___ day of ____ 2005, between Captec Franchise Capital Partners LP IV, a Delaware limited partnership (hereinafter called the Grantor), of the one part, and Gibraltar 1031 Restaurants, LLC, a Delaware limited liability company (hereinafter called the Grantee), of the other part.

                                  WITNESSETH

      That the said Grantor for and in the consideration of the sum of Ten Dollars ($10.00) lawful money of the United States of America, unto Grantor well and truly paid by the said Grantee, at or before the sealing and delivery hereof, the receipt whereof is hereby acknowledged, granted, bargained and sold, aliened, enfeoffed, released and confirmed, and by these presents, grant, bargain and sell, alien, enfeoff, release and confirm unto the said Grantee and to its successors and assigns forever, all of that certain tract or parcel of property more particularly described on Exhibit A attached hereto and incorporated herein by reference.

      UNDER AND SUBJECT TO such easements, restrictions, and other agreements of record as may remain valid and enforceable.

      TOGETHER with all and singular the improvements, ways, streets, alleys, passages, waters, water-courses, rights, liberties, privileges, hereditaments, and appurtenances, whatsoever thereunto belonging, or in any wise appertaining, and the reversions and remainders, rents, issues and profits thereof; and all the estate, right, title, interest, property, claim and demand whatsoever of said Grantor in law as in equity, or otherwise howsoever, of, in, and to the same and every part thereof.

      TO HAVE AND TO HOLD the said tract or parcel of property above described, hereditaments and premises hereby granted, or mentioned and intended so to be, with the appurtenances, unto the said Grantee, its successors and assigns, to and for the only proper use and behoof of said Grantee, its successors and assigns, forever.

      AND the said Grantor makes no warranty, express or implied, as to the title in the property hereinabove described.

                                  E-5, Page-1

      IN WITNESS WHEREOF, the Grantor has caused this instrument to be executed in its name the day and year first above written.

Sealed and Delivered                CAPTEC FRANCHISE CAPITAL
In the Presence of:                 PARTNERS L.P. IV

____________________________        By:  GP4 Asset Acquisition, LLC
                                    Its:  General Partner
____________________________
                                    By: ___________________________
                                    Print Name:
                                    Its: ___________________________

STATE OF MICHIGAN       )
                        )ss.
COUNTY OF WASHTENAW     )

      The foregoing instrument was acknowledged before me this __ day of ______________, 200_, by ___________________________, who is personally known to me, as Vice President of GP4 Asset Acquisition LLC, a Michigan limited liability company and the general partner of Captec Franchise Capital Partners L.P. IV, a Delaware limited partnership, on behalf of the limited partnership.

                                    ________________________________
                                    Name: __________________________
                                    State of Michigan, County of Washtenaw
                                    My Commission Expires: ___________
                                    Acting in the County of Washtenaw

When recorded return to:
Grantee

                                  E-5, Page-2

                                  Exhibit "A"

ALL THAT CERTAIN tract of land situate in the Township of Bensalem, County of Bucks, Commonwealth of Pennsylvania, as shown on As-Built Plan of Survey prepared for Steak and Ale of Pennsylvania, Inc. by Urwiler & Walter, Inc. dated June 21, 1989.

BEGINNING at a point on the Northwesterly sideline of Lincoln Highway, Route 1, S.R. 001, said point being located 378 feet more or less, measured Southwesterly from the intersection of said sideline with the centerline of Old Lincoln Highway; thence extending along said sideline of Lincoln Highway South 47 degrees 46 minutes 18 seconds West 284.96 feet to a point in line of lands of Steven H. and Berton E. Korman; thence extending along said lands the following ten (10) courses and distances: (1) North 42 degrees 13 minutes 42 seconds West 55.00 feet to a point (2) North 74 degrees 37 minutes 33 seconds West 152.07 feet to a point (3) South 83 degrees 00 minutes 51 seconds West
52.20 feet to a point (4) North 59 degrees 43 minutes 49 seconds West 42.72 feet to a point (5) South 79 degrees 09 minutes 27 seconds West 42.72 to a point (6) North 01 degrees 48 minutes 32 seconds West 112.17 feet to a point
(7) South 88 degrees 11 minutes 28 seconds West 73.68 feet to a point (8) North 01 degree 48 minutes 32 seconds West 45.00 feet to a point (9) North 29 degrees 54 minutes 50 seconds West 54.41 feet to a point (10) North 60 degrees 05 minutes 40 seconds East 222.00 feet to a point; thence continuing along lands of Steven H. and Berton E. Korman and extending along lands of Bucks County Industrial Development Authority South 29 degrees 54 minutes 56 seconds East
266.00 feet to a point; thence continuing along lands of Bucks County Industrial Development Authority North 47 degrees 45 minutes 40 seconds East
240.78 feet to a point in line of lands of Ross Pizza, Inc., thence extending along said lands South 42 degrees 14 minutes 20 seconds East 189.93 feet to the point and place of beginning.

TOGETHER WITH the benefits of those certain Easements and/or Agreements as follows: (1) Memorandum of Agreement recorded in Deed Book 2041 page 727 and Deed Book 2173 page 539 as assigned in Deed Book 2264 page 410 and (2) Reciprocal Easement Agreement recorded in Deed Book 2570 page 614 as amended in Deed Book 2599 page 406.

BEING COUNTY PARCEL NUMBER 2-1-2-7

BEING THE SAME PREMISES WHICH S&A RESTAURANT CORP., A DELAWARE CORPORATION BY DEED DATED JULY 25, 1989 AND RECORDED JULY 27, 1989 IN THE OFFICE FOR THE RECORDING OF DEEDS, IN AND FOR THE COUNTY OF BUCKS, COMMONWEALTH OF PENNSYLVANIA IN LAND RECORD BOOK 74 PAGE 2163 GRANTED AND CONVEYED UNTO S&A PROPERTIES CORP., A DELAWARE CORPORATION, ITS SUCCESSORS AND ASSIGNS, IN FEE.

                                  E-5, Page-3

                                  EXHIBIT E-6

RECORD AND RETURN TO:               NORFOLK COUNTY, VIRGINIA

Gibraltar 1031 Restaurants, LLC
P.O. Box 235169
Encinitas, CA  92023

                                     DEED

Exemption claimed:

      THIS DEED is made ___________, 200__ and effective as of _____, 200__, by and between Captec Franchise Capital Partners L.P. IV, a Delaware limited partnership, as Grantor, and Gibraltar 1031 Restaurants, LLC, a Delaware limited liability company, as Grantee.

                                  WITNESSETH:

      That for and in consideration of the sum of Ten Dollars ($10.00) cash in hand paid, and other good and valuable consideration, the receipt of which is hereby acknowledged, the Grantor does hereby grant and convey, without Warranty, unto the Grantee, the following described property located in the City/County of Norfolk, Virginia (the "Property"):

      See Exhibit A attached hereto and made a part hereof. Being the same property which was conveyed to Grantor by S & A Properties Corp.

      This conveyance is made subject to easements, conditions and restrictions of record insofar as they may lawfully affect the Property. The Grantor makes no warranty, express or implied, as to the title in the Property.

      WITNESS the following signature and seal.

                                    CAPTEC FRANCHISE CAPITAL PARTNERS L.P. IV

                                    By:  GP4 Asset Acquisition, LLC
                                    Its:  General Partner

                                    By: ___________________________
                                    Print Name:
                                    Its: ___________________________

                                  E-6, Page-1

STATE OF MICHIGAN       )
                        )ss.
COUNTY OF WASHTENAW     )

The foregoing instrument was acknowledged before me this __ day of ______________, 200_, by ___________________________, who is personally known to me, as Vice President of GP4 Asset Acquisition LLC, a Michigan limited liability company and the general partner of Captec Franchise Capital Partners L.P. IV, a Delaware limited partnership, on behalf of the limited partnership.

                                    ________________________________
                                    Name: __________________________
                                    State of Michigan, County of Washtenaw
                                    My Commission Expires: ___________
                                    Acting in the County of Washtenaw

                                  E-6, Page-2

                                  Exhibit "A"

PARCEL ONE:

All that certain lot, piece or parcel of land, together with the appurtenances thereunto appertaining, lying, situate and being in the City of Norfolk, Virginia, and known, numbered and designated as "LOT D-1", as shown on that certain plat entitled "PLAT SHOWING SUBDIVISION NUMBER THREE OF PROPERTY OF MILITARY SQUARE, INC., NORFOLK, VIRGINIA", dated June 2, 1976, revised June 17, 1976 and revised ____23, 1976, and made by Hassell and Folkes, surveyors and Engineers and duly recorded in the Clerk's Office of the Circuit Court of the City of Norfok, Virginia, in Map Book 29, Page 137.

LESS AND EXCEPT that portion of the above property conveyed for road widening by instrument recorded in Deed Book 2711, page 445 and shown in SHPB 8, page 219.

PARCEL TWO:
TOGETHER WITH:

A fifty (50) foot wide strip over and across Parcel Eleven (11) in that Deed from Military Square, Inc., et al, to Equitable Life Assurance Society of the United States, recorded in Deed Book 1370, page 350 in the Clerk's Office of the Circuit Court of the City of Norfolk, Virginia, and being more particularly described as:

BEGINNING at a point on the southern line of Virginia Beach Boulevard where the western line of the parcel identified as "DURAND" on a plat entitled "SUBDIVISION NUMBER THREE OF PROPERTY OF MILITARY SQUARE, INC.", dated December 1, 1969 and recorded in the Clerk's Office of the Circuit Court of the City of Norfolk, Virginia in Map Book 25, page 95 intersects; from said point of beginning South 7 degrees 49 minutes 22 seconds West, 227.26 feet along the western line of "DURAND" to a point; thence North 82 degrees 10 minutes 38 seconds West, 50.00 feet to the southeastern corner of the parcel identified as Lot D-1 on a "Plat Showing Subdivision of a Portion of Lot D as Shown on Subdivision Number Three of Property of Military Square, Inc.", dated June 23, 1976 and recorded in the clerk's Office of the Circuit Court of the City of Norfolk, Virginia, in Map Book 29, page 137; thence along the eastern line of said "Lot D-1" North 7 degrees 49 minutes 22 seconds East, 225.00 feet to the southern line of Virginia Beach Boulevard; thence along the southern line of Virginia Beach Boulevard South 85 degrees 36 minutes 37 seconds East, 21.04 feet and South 84 degrees 09 minutes 02 seconds East, 29.01 feet to the point of beginning.

PARCEL THREE:
ALSO TOGETHER WITH:
An easement approximately 50 feet in width for ingress and egress, being bounded and described as follows:

BEGINNING at a point at the southeastern corner of Lot D-1 as shown on a plat entitled "PLAT SHOWING SUBDIVISION OF A PORTION OF LOT D AS SHOWN ON SUBDIVISION NUMBER THREE OF PROPERTY OF MILITARY SQUARE, INC.", dated June 23,1976, and recorded in the Clerk's Office of the Circuit Court of the City of Norfolk, Virginia, in Map Book 29, at page 137, said southeastern corner being located 225 feet more or less from the southern right of way line of Virginia Beach Boulevard, and from said point of beginning S 7 degrees 49 minutes 22 seconds West 408.66 feet to a point on the southern boundary line of Lot S as shown on a plat recorded in the aforesaid Clerk's Office in Map Book 30, page 53, and from said point South 5 degrees 53 minutes 28 seconds East 46.84

                                  E-6, Page-3
feet to a point on the outside perimeter of the Ring Road which surrounds Military Circle Shopping Center; thence in a northeasterly direction along a 1425 foot radius curve to the right an arch length of 58.46 feet to a point, being the intersection of the southern boundary line of property owned by the Virginia Electric and Power Company and the Ring Road; thence North 82 degrees 10 minutes 38 seconds West 12.41 feet along the southern lot line of a parcel of property now or formerly owned by the Virginia Electric and Power Company; thence continuing North 82 degrees 10 minutes 38 seconds West 9.0 feet to a point; thence North 7 degrees 49 minutes 22 seconds East 383.67 feet to a point on the western boundary line of property referred to in the aforesaid Easement Agreement recorded in Deed Book 1384, page 84, as the Durand property; thence North 82 degrees 10 minutes 38 seconds West 50 feet to the point of beginning.

PARCEL FOUR:
AND ALSO TOGETHER WITH:

A ten (10) foot sewer easement to be centered on a line beginning at a point on the eastern line of a parcel identified as "Lot D-1" on a "PLAT SHOWING SUBDIVISION OF A PORTION OF LOT D AS SHOWN ON SUBDIVISION NUMBER THREE OF PROPERTY OF MILITARY SQUARE, INC.", dated June 23, 1976, and recorded in the clerk's Office of the Circuit Court of the City of Norfolk, Virginia, in Map Book 29, at page 137, which point is South 7 degrees 49 minutes 22 seconds West, 155.00 feet from the southern line of Virginia Beach Boulevard; thence South 82 degrees 10 minutes 38 seconds East, 5.00 feet to a point; thence South 7 degrees 49 minutes 22 seconds West, 443.63 feet to a point; thence North 82 degrees 10 minutes 38 seconds West, 75.00 feet to and extending 5.00 feet past an existing sanitary sewer manhole.

PARCEL FIVE:

All that certain lot, piece or parcel of land, with the appurtenances thereunto belonging, lying, situate and being in the City of Norfolk, Virginia, and being more particularly described as follows, to-wit:

BEGINNING at point being the southwest corner of Lot D-1 as shown in Map Book 29, page 137, in the Clerk's Office of the Circuit Court of the City of Norfolk, Virginia; thence North 82 degrees 10 minutes 38 seconds West a distance of 191.55 feet to a point for a corner, said point lying on the easterly right of way line of Military Highway; thence North 51 degrees 24 minutes 41 seconds East along said easterly line a distance of 271.43 feet to a point; said point lying on a curve to the right having a central angle of 00 degrees 43 minutes 59 seconds and whose center bears South 22 degrees 50 minutes 06 seconds East 399.34 feet; thence northeasterly along said curve and arc distance of 5.11 feet to a point for a corner, said point being the northwest corner of the above described Lot D-!; thence South 07 degrees 49 minutes 22 seconds West a distance of 199.18 feet to the point and place of beginning.

It being the same property conveyed to CAPTEC FRANCHISE CAPITAL PARTNERS LP IV, a Delaware LP, by deed form S&A PROPERTIES CORP., formerly known as STEAK AND ALE RESTAURANTS OF AMERICA INC. and formerly known as STEAK AND ALE OF VIRGINIA, INC., dated June 11, 1998 and filed for record as Instrument No. 980029642.

                                  E-6, Page-4

                                  EXHIBIT E-7

                               CORPORATION DEED

KNOW ALL MEN BY THESE PRESENTS: That CAPTEC FRANCHISE CAPITAL PARTNERS L.P. IV, A DELAWARE LIMITED LIABILITY COMPANY
Whose address is: 24 Frank Lloyd Wright Drive, Lobby L, 4th Floor, Ann Arbor, MI 48106-0544

Conveys to: GIBRALTAR 1031 RESTAURANTS, LLC, A DELAWARE LIMITED LIABILITY
COMPANY
Whose Address is: P.O. Box 235169, Encinitas, CA 92023

All the estate, right, title and interest of the following described premises situated in the City of Warren, County of Macomb and State of Michigan, described as:

See legal description attached hereto as Exhibit "A"

Commonly known as:32270 Van Dyke
Parcel Identification No.13-03-151-046

Together with all and singular the tenements, hereditaments and appurtenances thereto belonging or otherwise appertaining for the sum of:

Subject to existing building and use restrictions, easements and zoning ordinances, if any.
THE GRANTOR HEREIN WARRANTS TITLE AGAINST ITS ACTS OR OMISSIONS ONLY AND NON OTHER.
      IN WITNESS WHEREOF, this Warranty Deed is executed as of the ___ day of- _________________________, 2005.

                                    CAPTEC FRANCHISE CAPITAL
                                    PARTNERS L.P. IV

Signed in the presence of:          By:  GP 4 Asset Acquisition, LLC
                                    Its:  General Partner

______________________________      By:  ________________________

______________________________      Its:  ________________________

                                  E-7, Page-1

STATE OF MICHIGAN             )
                              )ss.
COUNTY OF WASHTENAW           )

The foregoing instrument was acknowledged before me this ___ day of _________________, 2005, by ________________, who is personally known to me, as
Vice President of GP 4 Asset Acquisition LLC, a Michigan limited liability company and the general partner of Captec Franchise Capital Partners L.P. IV, a Delaware limited partnership, on behalf of the limited partnership.

                                    __________________________________
                                    Name:  ___________________________
                                    State of Michigan, County of Washtenaw
                                    My Commission Expires:  ____________
                                    Acting in the County of Washtenaw

            When recorded return to:
            Grantee

                                  E-7, Page-2

                                  Exhibit "A"

Lots 39 through 50, both inclusive, including the adjoining one-half of the vacated public alley at the rear thereof of Trembleton Subdivision of part of the northwest 1/4 of Section 3, town 1 north, range 12 east, Warren Twp., (now City of Warren) Macomb County Records, Michigan as recorded in liber 9 of plats, pages 51 and 52 of Macomb County Records, also described as beginning at the northwest corner of said Lot 50, said point located due south along the west line of Section 3 a distance of 2039.84 feet and north 88 degrees 54 minutes 30 seconds east 60.00 feet from the northwest corner of Section 3; thence continuing north 88 degrees 54 minutes 30 seconds east along the south line of 50 feet wide Jenny Ave. 109 feet, thence due south 240.00 feet thence south 88 degrees 54 minutes 30 seconds west 109.00 feet to the east line of 120 feet wide Van Dyke Ave., thence due north along said east line 240.00 feet to the point of beginning.

Commonly known as:32270 Van Dyke
Parcel Identification No. 13-03-151-046

                                  E-7, Page-3

                                  EXHIBIT E-8

                               CORPORATION DEED

KNOW ALL MEN BY THESE PRESENTS: That CAPTEC FRANCHISE CAPITAL PARTNERS L.P. IV, A DELAWARE LIMITED PARTNERSHIP

Whose address is: 24 Frank Lloyd Wright Drive, Lobby L, 4th Floor, Ann Arbor, MI 48106-0544

Conveys to: GIBRALTAR 1031 RESTAURANTS, LLC, A DELAWARE LIMITED LIABILITY
COMPANY

Whose address is: P.O. Box 235169, Encinitas, CA  92023

See Legal Description attached hereto as Exhibit "A"

Commonly known as: 67556 Main Street
Parcel Identification No.:  06-01-426-032

Together with all and singular the tenements, hereditaments and appurtenances thereto belonging or otherwise appertaining for the sum of:

Subject to existing building and use restrictions, easements and zoning ordinances, if any.

THE GRANTOR HEREIN WARRANTS TITLE AGAINST ITS ACTS OR OMISSIONS ONLY AND NON OTHER.

      IN WITNESS WHEREOF, this Warranty Deed is executed as of the ___ day of ____________________, 2005.

                                    CAPTEC FRANCHISE CAPITAL
                                    PARTNERS L.P. IV

Signed in the presence of:          By:  GP 4 Asset Acquisition, LLC
                                    Its:  General Partner

______________________________      By:  ________________________

______________________________      Its:  ________________________

                                  E-8, Page-1

STATE OF MICHIGAN             )
                              )ss.
COUNTY OF WASHTENAW           )

The foregoing instrument was acknowledged before me this ___ day of __________________, 2005, by ________________, who is personally known to me, as Vice President of GP 4 Asset Acquisition LLC, a Michigan limited liability company and the general partner of Captec Franchise Capital Partners L.P. IV, a Delaware limited partnership, on behalf of the limited partnership.

                                    __________________________________
                                    Name:  ___________________________
                                    State of Michigan, County of Washtenaw
                                    My Commission Expires:  ____________
                                    Acting in the County of Washtenaw

            When recorded return to:
            Grantee

                                  E-8, Page-2

                                  Exhibit "A"

Lot 27 and Lot 28, except that part of Lot 28 described as: Beginning at the southeast corner of Lot 28; thence north 58 degrees 14 minutes west 108.47 feet; thence north 29 degrees 05 minutes east 147.75 feet; thence south 58 degrees 14 minutes east 80 feet to east line of Lot 28; thence south 18 degrees 17 minutes 10 seconds west 151.77 feet to point of beginning, Supervisor's Plat No. 1, according to the plat thereof as recorded in liber 16, page(s) 44 of Plats, Macomb County Records

AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

All that certain lot or parcel of ground situate in the City of Richmond, County of Macomb, State of Michigan, bounded and described as follows:
Beginning at a point located on the north right-of-way line of Michigan State Highway Route 19 (Main Street), said point being situated at the southeast corner of Lot 28 herein described; thence from the place of beginning along the aforementioned north right-of-way line of Michigan State Highway Route 19 (Main Street), north 58 degrees 14 minutes 00 seconds west for a distance of 118.14 feet to a point; thence north 17 degrees 48 minutes 11 seconds east for a distance of 1,078.43 feet to a point; thence south 89 degrees 34 minutes 30 seconds east for a distance of 230.00 feet to a point; thence south 17 degrees 42 minutes 40 seconds west for a distance of 1,050.04 feet to a point; thence north 58 degrees 14 minutes 00 seconds west for a distance of 80.00 feet to a point; thence south 29 degrees 05 minutes 00 seconds west for a distance of
147.75 feet to the place of beginning.

Commonly known as: 67556 Main Street
Parcel Identification No.:  06-01-426-032

                                  E-8, Page-3

                                  EXHIBIT E-9

                             LIMITED WARRANTY DEED

Captec Franchise Capital Partners L.P. IV, a Delaware limited partnership ("Grantor"), of Washtenaw County, Michigan, for valuable consideration paid, grant(s) with limited warranty covenants, to Gibraltar 1031 Restaurants, LLC, a Delaware limited liability company ("Grantee")

whose tax mailing address is P.O. Box 235169, Encinitas, CA 92023,

the following REAL PROPERTY: Situated in the County of Hamilton, in the State of Ohio and in the City of Harrison:

            SEE EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF

                           PARCEL NO.: 561-0015-0474

Subject to easements and restrictions of record, if any; excepting taxes and assessments due and payable in _____________ which the grantee herein assumes and agrees to pay.

PRIOR INSTRUMENT REFERENCE: Official Record 8052, page 2051.

      IN WITNESS WHEREOF, this Warranty Deed is executed as of the ___ day of ________________________, 2005.

                                    CAPTEC FRANCHISE CAPITAL
                                    PARTNERS L.P. IV

Signed in the presence of:          By:  GP 4 Asset Acquisition, LLC
                                    Its:  General Partner

______________________________      By:  ________________________

______________________________      Its:  ________________________

                                  E-9, Page-1

STATE OF MICHIGAN             )
                              )ss.
COUNTY OF WASHTENAW           )

The foregoing instrument was acknowledged before me this ___ day of _____________________, 2005, by ________________, who is personally known to me, as Vice President of GP 4 Asset Acquisition LLC, a Michigan limited liability company and the general partner of Captec Franchise Capital Partners L.P. IV, a Delaware limited partnership, on behalf of the limited partnership.

                                    __________________________________
                                    Name:  ___________________________
                                    State of Michigan, County of Washtenaw
                                    My Commission Expires:  ____________
                                    Acting in the County of Washtenaw

When recorded return to:
Grantee

This instrument prepared by:
Captec Financial Group, Inc.
24 Frank Lloyd Wright Drive
Lobby L, 4th Floor
Ann Arbor, MI 48106-0544

                                  E-9, Page-2

                                  EXHIBIT "A"

Situate in Section 20, Town 2, Range 1 East, Harrison Township, City of Harrison, Hamilton County, Ohio and being more particularly described as follows:

Beginning at a point in the centerline of Harrison Avenue, said point being South 52* 52' 32" East, 345.00 feet from the centerline intersection of said Harrison Avenue and Stone Road; thence from said point of beginning, North 37* 07' 28" East, 277.50 feet to a point; thence South 52* 52' 32" East, 102.50 feet to a point; thence along an arc deflecting to the right, having a radius of 35.00 feet, a distance of 54.98 feet, the chord of said arc bears South 07* 52' 32" East, 49.50 feet to a point; thence South 37* 07' 28" West, 242.50 feet to a point in the centerline of aforesaid Harrison Avenue; thence with said centerline, North 52* 52' 32" West, 137.50 feet to the point of beginning. Containing 0.870 acres of land, 0.126 acre of which lies within the right of way of Harrison Avenue, leaving net area of 0.744 acres.

Together with Declaration of Reciprocal Easements and Restrictive Covenants by and between Tipton Partners A and Taco Bell Corp., dated October 11, 1989, filed for record November 21, 1989 and recorded in Official Record 5148, page 158 of the Hamilton County, Ohio Records.

PRIOR DEED REFERENCE:  Official Record 8052, Page 2051

Also described as follows pursuant to survey by Millman Surveying, Inc., performed by Deron J. Millman Professional Surveyor No. S-7717.

Situate in Section 20, Town 2, Range 1 East, Harrison Township, City of Harrison, Hamilton County, Ohio and being more particularly described as follows:

Beginning at a railroad spike found in the centerline of Harrison Avenue, said spike being South 52* 52' 32" East 345 feet from the centerline intersection of said Harrison Avenue and Stone Road; thence from said point of beginning, North 37* 07' 28" East passing through a capped rebar found at 40.00 feet, a total distance of 277.50 feet to a Mag Nail Set; thence South 52* 52' 32" East,
102.50 feet to a Mag Nail Set; thence along an arc deflecting to the right, having a radius of 35.00 feet, a distance of 54.98 feet, the chord of said arc bears South 07* 52' 32" East, 49.50 feet to a Mag Nail Set; thence South 37* 07' 28" West, 242.50 feet to a Mag Nail Set in the centerline of aforesaid Harrison Avenue (witness a 1/2" capped rebar set 40.00 feet distant therefrom along the last described course); thence with said centerline, North 52* 52' 32" West, 137.50 feet to the point of beginning. Containing 0.870 acres (37,897 square feet) of land.

Tax Parcel No. 561-0015-0474
Property located at 10554 Harrison Avenue, Harrison, Ohio  45030

                                  E-9, Page-3

                                 EXHIBIT E-10

                             SPECIAL WARRANTY DEED

Date: ___________, 2005

Grantor: Captec Franchise Capital Partners LP IV, a Delaware limited partnership

Grantor's Mailing Address (including county):

            24 Frank Lloyd Wright Drive, Lobby L, 4th Floor, Washtenaw County, Ann Arbor, MI 48106-0544

Grantee: Gibraltar 1031 Restaurants, LLC, a Delaware limited liability company

Grantee's Mailing Address (including county):
            P.O. Box 235169, Encinitas, _____________ County, CA 92023

Consideration:    $10.00 (Ten dollars and no/100) and all other good and
                  valuable consideration

Property (including improvements):

                  See Exhibit "A" attached hereto and made a part hereof for all purposes.

Reservations from and Exceptions to Conveyance and Warranty:

                  See Exhibit "B" attached hereto and made a part hereof for all purposes.

      Grantor, for the consideration and subject to the reservations from and exceptions to conveyance and warranty, grants, sells, and conveys to Grantee the property, together with all and singular the rights and appurtenances thereto in any wise belonging, to have and hold it to Grantee, Grantee's heirs, executors, administrators, successors, or assigns forever. Grantor binds Grantor and Grantor's heirs, executors, administrators, and successors to warrant and forever defend all and singular the property to Grantee and Grantee's heirs, executors, administrators, successors, and assigns against every person whomsoever lawfully claiming or to claim the same or any part thereof, except as to the reservations from and exceptions to conveyance and warranty, when the claim is by, through, or under Grantor but not otherwise.

            When the context requires, singular nouns and pronouns include the plural.

      IN WITNESS WHEREOF, the Grantor has caused this instrument to be executed in its name the day and year first above written.

                                 E-10, Page-1

                                    CAPTEC FRANCHISE CAPITAL PARTNERS L.P. IV

                                    By:  GP4 Asset Acquisition, LLC
                                    Its:  General Partner

                                    By: ___________________________
                                    Print Name:
                                    Its: ___________________________

STATE OF MICHIGAN       )
                        )ss.
COUNTY OF WASHTENAW     )

The foregoing instrument was acknowledged before me this __ day of ______________, 200_, by ___________________________, who is personally known to me, as Vice President of GP4 Asset Acquisition LLC, a Michigan limited liability company and the general partner of Captec Franchise Capital Partners L.P. IV, a Delaware limited partnership, on behalf of the limited partnership.

                                    _______________________________________
                                    Name: _________________________________
                                    State of Michigan, County of Washtenaw
                                    My Commission Expires: ___________
                                    Acting in the County of Washtenaw

                                 E-10, Page-2

                                  EXHIBIT "A"

Being a 1.563 acre tract of land known as Lot 4B-R, Block A, Vista Ridge Court Addition, an Addition to the City of Lewisville, Denton County, Texas, according to the Plat recorded in Cabinet O, Page 188, of the Plat Records, Denton County, Texas, and being more particularly described by metes and bounds as follows:

BEGINNING at an "x" cut in concrete found for corner for the most easterly corner of said Lot 4B-R located on the westerly right-of-way line of Vista Ridge Mall Drive (a 70 Foot wide right-of-way), said "x" cut in concrete also being the most southerly corner of Lot 1, Block A, Vista Ridge Court Addition, to the City of Lewisville, Denton County, Texas, according to the Plat recorded in Cabinet 1, Page 258, of the Plat Records, Denton County, Texas;

THENCE South 33 degrees 38 minutes 27 seconds West, along said westerly right-of-way line and the southeast line of said Lot 4B-R, a distance of 37.71 feet to a 1/2 inch iron rod with yellow cap marked RPLS 3989 set for corner, said point also being the beginning of a curve to the right whose radius point bears North 56 degrees 21 minutes 33 seconds West, 240.00 feet;

THENCE Southwesterly with said westerly right-of-way line and southeast line of said Lot 4B-R through a central angle of 12 degrees 34 minutes 41 seconds, an arc distance of 52.69 feet to a 1/2 inch iron rod with a yellow cap marked RPLS 3989 set for corner for the end of said curve to the right and the beginning of a reverse curve to the left having a radius of 260.00 feet;

THENCE Southwesterly with said westerly right-of-way line and the southeast line of said Lot 4B-R, through a central angle of 12 degrees 34 minutes 41 seconds, an arc distance of 57.08 feet to a 1/2 inch iron rod with yellow cap marked RPLS 3989 set for corner for the end of said curve;

THENCE South 33 degrees 38 minutes 27 seconds West, continuing along said westerly right-of-way line and the southeast line of said Lot 4B-R, a distance of 135.00 feet to a 1/2 inch iron rod with yellow cap marked RPLS 3989 set for corner for the most southerly corner of said Lot 4B-R and the most easterly corner of Lot 4C-R;

THENCE North 56 degrees 18 minutes 44 seconds West, along the common line between said Lots 4B-R and 4C-R, a distance of 188.00 feet to a 1/2 inch iron rod with yellow cap marked RPLS 3989 set for corner at an angle point on the southwest line of said Lot 4B-R, said iron rod set being the most northerly corner of said Lot 4C-R and also being on the southeast line of Lot 41, Block A, Vista Ridge Court Addition, according to the Plat recorded in Cabinet L, Page 33, of the Plat Records, Denton County, Texas;

THENCE North 33 degrees 38 minutes 27 seconds East, along the common line between said Lots 4B-R and 41, a distance of 6.60 feet to a 1/2 inch iron rod with yellow cap marked RPLS 3989 set for corner at angle point on the southwest line of said Lot 4B-R for the most easterly corner of said Lot 41;

THENCE North 56 degrees 18 minutes 44 seconds West, along the common line between said Lots 4B-R and 41, a distance of 51.00 feet to a 1/2 inch iron rod with yellow cap marked RPLS 3989 set for corner for the most westerly corner of said Lot 4B-R and the most southerly corner of Lot 4A-R;

THENCE North 33 degrees 38 minutes 27 seconds East, along the common line between said Lots 4B-R and 4A-R, a distance of 275.00 feet to an "x" cut in concrete set for corner for the most northerly corner of said Lot 4B-R and the most easterly corner of said Lot 4A-R, said "x" cut set also being on the southwest line of Lot 2, Block A, Vista Ridge Court Addition, an addition to the City of Lewisville,

                                 E-10, Page-3

Denton County, Texas, according to the Plat recorded in Cabinet I, Page 258, of the Plat Records, Denton County, Texas;

THENCE South 56 degrees 18 minutes 45 seconds East, along the common line between said Lots 4B-R and 2, and continuing with the southwest line of the aforementioned Lot 1, a distance of 251.00 feet to the PLACE OF BEGINNING and containing 68,063 square feet or 1.563 acres of land.

TRACT II

Easement for surface water drainage granted in Slope and Drainage Easement filed September 14, 1987, recorded in Volume 2240, Page 346, Official Public Records, Denton County, Texas, as amended by instrument filed November 15, 1988, recorded in Volume 2486, Page 162, Official Public Records, Denton County, Texas.

TRACT III

Easement for pedestrian and vehicular access, ingress/egress and for utility systems granted in First Amended and Restated Declaration of Covenants, Conditions and Restrictions, filed April 15, 1993, recorded under County Clerk's File No. 93-R0022261, Official Public Records, Denton County, Texas.

TRACT IV:

Easement for pedestrian and vehicular ingress and egress, over and across those portions of Lot 4C-R, Block A, Vista Ridge Court Addition, an Addition to the City of Lewisville, Denton County, Texas, according to the plat thereof recorded in Cabinet 0, Page 188, Plat Records, Denton County, Texas, now or hereafter developed with driveways, walkways, or roadways, granted in Gross Access Easement Agreement dated February 25, 1998, filed March 2, 1998, recorded under County Clerk's File No. 98-R0015210, Deed Records, Denton County, Texas.

                                 E-10, Page-4

                                  EXHIBIT "B"

                                 E-10, Page-5

                                 EXHIBIT E-11
When Recorded Return To:
Gibraltar 1031 Restaurants, LLC
P.O. Box 235169
Encinitas, CA  92023

                             SPECIAL WARRANTY DEED

      For the consideration of Ten Dollars, and other valuable consideration, we do hereby convey to GIBRALTAR 1031 RESTAURANTS, LLC, a Delaware limited liability company ("Grantee"), the following real property located in Maricopa County, Arizona:

          See Attached Exhibit A and incorporated herein by reference together with all hereditaments and appurtenances.

      Subject to current taxes and other assessments, reservations in patents and easements, rights-of-way, encumbrances, liens, covenants, conditions, restrictions, obligations and liability as may appear of record, the Grantor hereby binds itself to warrant and defend the title as against all acts of the Grantor herein and no other.

Dated: ____________, 2005

                                    CAPTEC FRANCHISE CAPITAL PARTNERS L.P. IV

                                    By:  GP4 Asset Acquisition, LLC
                                    Its:  General Partner

                                    By: ___________________________
                                    Print Name:
                                    Its: ___________________________

                                 E-11, Page-1

STATE OF MICHIGAN       )
                        )ss.
COUNTY OF WASHTENAW     )

The foregoing instrument was acknowledged before me this __ day of ______________, 200_, by ___________________________, who is personally known to me, as Vice President of GP4 Asset Acquisition LLC, a Michigan limited liability company and the general partner of Captec Franchise Capital Partners L.P. IV, a Delaware limited partnership, on behalf of the limited partnership.

                                    ________________________________
                                    Name: __________________________
                                    State of Michigan, County of Washtenaw
                                    My Commission Expires: ___________
                                    Acting in the County of Washtenaw

                                 E-11, Page-2

                                  EXHIBIT "A"

That part of the West half of the Northwest quarter of Section 36, Township 2 North, Range 1 East of the Gila and Salt River Meridian, Maricopa County, Arizona, described more particularly as follows:

COMMENCING at the Northwest corner of said Section 36 (brass cap in a handhole) as accepted by the City of Phoenix, being the intersection of the centerlines of 75th Avenue and Thomas Road, said point being 1.46 feet North and 32.72 feet West of a brass cap in a handhole called the Southwest corner of Section 25 per the map recorded in Book 21 of Maps, page 32, Maricopa County Records;

THENCE South along the West line of Section 36, a distance of 65.02 feet to a point on a line 65 feet South of and parallel with the North line of Section 36;

THENCE North 88 degrees 43 minutes 56 seconds East along said parallel line, a distance of 295.07 feet to the TRUE POINT OF BEGINNING;

THENCE continuing North 88 degrees 43 minutes 56 seconds East, a distance of
138.98 feet;

THENCE South 46 degrees 16 minutes 04 seconds East, a distance of 16.97 feet;

THENCE North 88 degrees 43 minutes 56 seconds East, a distance of 46.00 feet;

THENCE North 01 degrees 16 minutes 04 seconds West, a distance of 10.00 feet;

THENCE North 43 degrees 43 minutes 56 seconds East, a distance of 16.97 feet to a point on a line 55 feet South of and parallel with the North line of Section 36;

THENCE North 88 degrees 43 minutes 56 seconds East along said parallel line, a distance of 36.47 feet;

THENCE South 00 degrees 05 minutes 44 seconds West parallel to the East line of the West half of the Northwest quarter of said Section 36, a distance of 177.99 feet;

THENCE South 88 degrees 43 minutes 56 seconds West parallel with the North line of said Section 36, a distance of 244.93 feet;

THENCE North, a distance of 167.98 feet to the TRUE POINT OF BEGINNING;

EXCEPTING therefrom all rights to any and all minerals, ores and metals of every kind and character, and all coal, asphaltum, oil, gases, fertilizers, fossils and other like substances in or under said land and the right of ingress and egress for the purpose of mining, together with enough of the surface of land as may be necessary for the proper and convenient working and extraction of such minerals and substances, as reserved by the State of Arizona in Patent recorded April 2, 1919, in Book 137 of Deeds, page 284, Maricopa County Records.

                                 E-11, Page-3

                                 EXHIBIT E-12

When Recorded Mail To:

Gibraltar 1031 Restaurants, LLC
P.O. Box 235169
Encinitas, CA  92023

                             SPECIAL WARRANTY DEED

      For the consideration of Ten Dollars, and other valuable consideration, we do hereby convey to GIBRALTAR 1031 RESTAURANTS, LLC, a Delaware limited liability company ("Grantee"), the following real property located in Maricopa County, Arizona:

          See Attached Exhibit A and incorporated herein by reference together with all hereditaments and appurtenances.

      Subject to current taxes and other assessments, reservations in patents and easements, rights-of-way, encumbrances, liens, covenants, conditions, restrictions, obligations and liability as may appear of record, the Grantor hereby binds itself to warrant and defend the title as against all acts of the Grantor herein and no other.

Dated: ____________, 2005

                                    CAPTEC FRANCHISE CAPITAL PARTNERS L.P. IV

                                    By:  GP4 Asset Acquisition, LLC
                                    Its:  General Partner

                                    By: ___________________________
                                    Print Name:
                                    Its: ___________________________

                                 E-12, Page-1

STATE OF MICHIGAN       )
                        )ss.
COUNTY OF WASHTENAW     )

The foregoing instrument was acknowledged before me this __ day of ______________, 200_, by ___________________________, who is personally known to me, as Vice President of GP4 Asset Acquisition LLC, a Michigan limited liability company and the general partner of Captec Franchise Capital Partners L.P. IV, a Delaware limited partnership, on behalf of the limited partnership.

                                    ________________________________
                                    Name: __________________________
                                    State of Michigan, County of Washtenaw
                                    My Commission Expires: ___________
                                    Acting in the County of Washtenaw

                                 E-12, Page-2

                                  EXHIBIT "A"

PARCEL NO. 1:

Lot 3 and that portion of Lot 6, MESA SHORES SHOPPING CENTER, UNIT II, according to the plat of record in the office of the County Recorder of Maricopa County, Arizona, in Book 327 of Maps, page 50, described as follows:

BEGINNING at the Northwest corner of said Lot 3;

THENCE North 89 degrees 58 minutes 41 seconds East, a distance of 251.73 feet;

THENCE South 35 degrees 40 minutes 04 seconds along the dividing line of Lots 4 and 6 of said recorded plat, a distance of 49.24 feet;

THENCE North 79 degrees 51 minutes 15 seconds West along the dividing line of Lots 3 and 6 of said recorded plat, a distance of 226.56 feet to the TRUE POINT OF BEGINNING;

EXCEPT that portion of Lot 3 described as follows:

BEGINNING at the Southeast corner of said Lot 3;

THENCE South 89 degrees 58 minutes 41 seconds West, a distance of 51.27 feet;

THENCE North 80 degrees 17 minutes 38 seconds West, a distance of 59.18 feet to a point on the North right-of-way line of East Baseline Road;

THENCE North 89 degrees 58 minutes 41 seconds East parallel with the monument line of East Baseline Road, a distance of 109.60 feet to the East line of said Lot 3;

THENCE South 00 degrees 01 minutes 19 seconds East, a distance of 10.00 feet to the point of beginning.

PARCEL NO. 2:

All easements appurtenant to Parcel No. 1 for roadways, walkways, ingress and egress, the parking of motor vehicles and use of facilities installed for the comfort and convenience of customers, invitees and employees as created, granted and more particularly described in the certain "Easements with Covenants and Restrictions Affecting Land (ECR)" recorded May 4, 1984, in Document No. 84-192823, as amended in Amendment recorded in Document No. 89-111164, in Second Amendment recorded in Document No. 89-384877, and in Third Amendment recorded in Document No. 92-0492313, and re-recorded in Document No. 92-0504320, Maricopa County Records, over, along and across the Common Areas.

PARCEL NO. 3:

A nonexclusive easement for pedestrian and vehicular ingress and egress as created, granted and more particularly described in that certain "Reciprocal Easements" recorded June 10, 1996, in Document No. 96-0407714, Maricopa County Records.

                                 E-12, Page-3

PARCEL NO. 4:

A nonexclusive easement for vehicular and pedestrian ingress and egress as created, granted and more particularly described in that certain "Reciprocal Easements" recorded November 6, 1996, in Document No. 96-0787979, Maricopa County Records.

PARCEL NO. 5:

A nonexclusive easement for vehicular and pedestrian ingress and egress as created, grated and more particularly described in that certain "Reciprocal Easements" recorded August 14, 1997, in Document No. 97-0556239, Maricopa County Records.

                                 E-12, Page-4

                                   EXHIBIT F

                             ASSIGNMENT OF LEASES

      THIS ASSIGNMENT OF LEASES ("ASSIGNMENT") is made as of ______________, 2005, by and between CAPTEC FRANCHISE CAPITAL PARTNERS L.P. IV, a Delaware
limited partnership, whose address is 24 Frank Lloyd Wright Drive, Lobby L, 4th Floor, P.O. Box 544, Ann Arbor, Michigan 48106 ("ASSIGNOR") and GIBRALTAR 1031 RESTAURANTS, LLC, a(n) ______________ limited liability company, whose address is [ASSIGNEE ADDRESS] ("ASSIGNEE").

                                   RECITALS:

      1. Assignor leased to each "Tenant" (as defined in attached and incorporated Exhibit "1") certain "Premises" (as defined in Exhibit "1"), pursuant to those certain Leases described in Exhibit "1", a true and complete copy of each which are attached as Exhibit 2 (collectively, the "LEASES" and individually, a "LEASE").

      2. In connection with, and in consideration of, the acquisition of the Premises by Assignee, Assignor has agreed to assign, transfer and convey to Assignee all of its right, title and interest in and to: (a) the Leases; (b) any security deposit(s) paid by any Tenant thereunder (collectively, the "SECURITY DEPOSITS"); and (c) any guaranty of any Lease.

      3. Assignee agrees to accept such assignment and perform all of the Assignor's obligations under the Leases arising from and after the date hereof.

      In consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

            (a) Assignor hereby assigns to Assignee all of Assignor's right, title and interest to and under the Leases and the Security Deposits, and Assignee assumes all of Assignor's duties and obligations under the Leases and agrees to perform and to be bound by all of the terms and provisions of the Leases in the place and stead of Assignor arising from and after the date hereof and to indemnify Assignor from and against all claims, awards or damages resulting from the acts and/or omissions of Assignee from and after the date hereof.

            (b) To Assignor's knowledge, each Lease is in full force and effect and has not been modified, amended or restated.

            (c) This Assignment shall bind and inure to the benefit of the parties hereto, their successors and assigns.

            (d) This Assignment shall be governed by and construed in accordance with the laws of the state where the Premises is located, without giving effect to principles of conflicts of law.

            (e) This Assignment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

     [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK - SIGNATURE PAGE FOLLOWS]

      This Assignment of Leases has been executed as of the day and year noted above.

WITNESSES:                            ASSIGNOR

                                      CAPTEC FRANCHISE CAPITAL PARTNERS L.P. IV,
                                      A DELAWARE LIMITED PARTNERSHIP
_______________________________
Print
Name:__________________________
                                      By:  GP4 Asset Acquisition, LLC,
                                           a Delaware limited liability company,
_______________________________            Its General Partner
Print
Name:__________________________

                                           By:________________________
                                           Name:______________________
                                           Title:_______________________

                                      ASSIGNEE:

WITNESSES:                            GIBRALTAR 1031 RESTAURANTS, LLC,
                                      A DELAWARE LIMITED LIABILITY COMPANY

                                      By:  LMA Holdings, LLC,
                                           Its Sole Member
______________________________
Print
Name:__________________________

                                           By:_________________________________
 _______________________________                Russell Geyser, its Sole Member
Print
Name:__________________________

                                   EXHIBIT 1

                                      TO

                             ASSIGNMENT OF LEASES

                                LEASE SCHEDULE

                                   EXHIBIT 2

                                      TO

                             ASSIGNMENT OF LEASES

                             COPIES OF THE LEASES

                                [ATTACH LEASES]

                                   EXHIBIT G

                         NON-FOREIGN PERSONS AFFIDAVIT

      Section 1445 of the Internal Revenue Code provides that a transferee (purchaser) of a United States real property interest must withhold tax if the transferor (seller) is a foreign person. To inform GIBRALTAR 1031 RESTAURANTS, LLC, a Delaware limited liability company, that withholding of tax is not required upon the disposition of a United States real property interest by CAPTEC FRANCHISE CAPITAL PARTNERS L.P. IV, a Delaware limited partnership ("TRANSFEROR"), the undersigned certifies the following on behalf of
Transferor:

      1. Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

      2. Transferor's United States employer identification number is ______________;

      3. Transferor's office address is 24 Frank Lloyd Wright Drive, Lobby L, Fourth Floor, Ann Arbor, Michigan 48106.

      Transferor understands that this certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

      Under penalties of perjury, I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

                                      CAPTEC FRANCHISE CAPITAL PARTNERS L.P. IV,
                                      A DELAWARE LIMITED PARTNERSHIP

                                      By:  GP4 Asset Acquisition, LLC,
                                           a Delaware limited liability company,
                                           Its General Partner

                                           By:_________________________________
                                           Name:_______________________________
                                           Title:______________________________

Dated as of __________, 2005.

                                   EXHIBIT H

                           FORM OF NOTICE TO TENANT

                              _____________, 2005

[TENANT NAME]
[TENANT ADDRESS]

Ladies and Gentlemen:

      This is to inform you that on __________________, 2005 the interest of CAPTEC FRANCHISE CAPITAL PARTNERS L.P. IV, a Delaware limited partnership (the "SELLER") in that certain Lease, dated as of ____________________, ______ (the "LEASE"), between [SELLER][SELLER'S PREDECESSOR IN INTEREST, ____________________________], as landlord, and [TENANT NAME][TENANT ENTITY], as tenant, for the Property, located at [PROPERTY ADDRESS], has been assigned to GIBRALTAR 1031 RESTAURANTS, LLC, a(n) ______________ limited liability company ("PURCHASER"). Accordingly, all future payments owed, and notices to be given, to the landlord under the Lease should be delivered to Purchaser at the following address: [PURCHASER ADDRESS].

                                      Very truly yours,

                                      CAPTEC FRANCHISE CAPITAL PARTNERS L.P. IV,
                                      A DELAWARE LIMITED PARTNERSHIP

                                      By:  GP4 Asset Acquisition, LLC,
                                           a Delaware limited liability company,
                                           Its General Partner

                                           By:_________________________________
                                           Name:_______________________________
                                           Title:______________________________

                                  SCHEDULE 1

                              LIST OF VIOLATIONS

                                     NONE

                              Schedule 1, Page-1

                                  SCHEDULE 2

                              LIST OF LITIGATION

                                     NONE

                              Schedule 2, Page-1

                                  SCHEDULE 3

                             LIST OF CONDEMNATION

                                     NONE

                             Schedule 3, Page-1